SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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PLANET TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PLANET TECHNOLOGIES, INC.
96 Danbury Road
Ridgefield, Connecticut 06877
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2007
DEAR SHAREHOLDERS:
     Notice is hereby given that the Annual Meeting of Shareholders of Planet Technologies, Inc., a California corporation (the “Company”), will be held on October 24, 2007, at 10:00 a.m. local time, at 800 Silverado Street, Second Floor, La Jolla, California 92037 for the following purpose:
     1. To approve the change in the state of incorporation of the Company from California to Delaware and changing the Company name to “Planet Biopharmaceuticals, Inc.”;
     2. To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;
     3. To approve the engagement of J.H. Cohn LLP, its independent registered public accounting firm, for the fiscal year ending December 31, 2007; and
     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
     The Board of Directors of the Company has approved each of the proposals and recommends that you vote IN FAVOR of each of the proposals as described in the attached materials. Before voting, you should carefully review all of the information contained in the attached proxy statement and in particular you should consider the matters discussed under “Risk Factors” under certain of the Proposals listed above.
     All shareholders are cordially invited to attend the Annual Meeting. Only shareholders of record at the close of business on September 15, 2007, are entitled to notice of and to vote at the Annual Meeting and any adjustments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the meeting.
Sincerely,
Edward Steube
San Diego, California
August ___, 2007
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME. THE DEADLINE FOR THE RETURN OF YOUR PROXY TO BE VOTED AT THE MEETING OCTOBER, 24, 2007, UNLESS DELIVERED AT THE MEETING, IS OCTOBER 23, 2007.

EXHIBIT LIST

Exhibit “A” — Agreement and Plan of Merger	A-1
Exhibit “B” — Certificate of Incorporation of Planet Biopharmaceuticals, Inc.	B-1
Exhibit “C” — Bylaws of Planet Biopharmaceuticals Inc., Delaware corporation	C-1

PLANET TECHNOLOGIES, INC.
96 Danbury Road
Ridgefield, Connecticut 06877
PROXY STATEMENT
SUMMARY TERM SHEET
     THIS SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. FOR A MORE COMPLETE UNDERSTANDING OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT, YOU SHOULD READ THE ENTIRE PROXY STATEMENT CAREFULLY, AS WELL AS THE ADDITIONAL DOCUMENTS TO WHICH IT REFERS.
THE ANNUAL MEETING

Date, Time and Place of Annual Meeting	The Annual Meeting will be held on October 24, 2007, beginning at 10:00 a.m., PST, at 800 Silverado Street, Second Floor, La Jolla, CA 92037.

Record Date: Shareholders Entitled to Vote; Quorum	Only holders of record of Planet common stock on September 15, 2007, are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 3,968,368 shares of Planet common stock outstanding. The presence, in person or by proxy, of the holders of a majority of our common stock will constitute a quorum.

Vote Required	The seven persons with the most number of votes will be elected directors pursuant to Proposal 2; and assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the meeting are required to vote in favor of Proposals 3 for such proposal to pass. The affirmative vote of the holders of a majority of the outstanding shares of the Company as of the Record Date are required to pass Proposal 1.

Recommendation of Board of Directors	Our Board of Directors unanimously approved each of the Proposals to be considered at the Annual Meeting. The Board recommends that the stockholders vote “FOR” each proposal.
PROPOSAL 1 — REINCORPORATION IN DELAWARE

Reason for Reincorporation	Management believes that reincorporation in Delaware would be beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including California corporate law. In addition, management believes that Delaware law is better suited than California law to protect shareholder’s interests in the event of a non-solicited takeover attempt.

Vote Required to Approve the Reincorporation:	The affirmative vote of a majority of the outstanding shares of common stock (either in person or by proxy) is required to approve the Delaware Reincorporation. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

PROPOSAL 2 — ELECTION OF DIRECTORS

Nominees	There are seven board nominees for the seven board positions presently authorized by the Company’s current bylaws. The names of the nominees are H. M. Busby; Scott L. Glenn; Eric B. Freedus, Ellen Preston; Michael Trinkle, Michael Walsh and Edward Steube. Should the Shareholders approve Proposal 2, these seven board nominees, if elected pursuant to this proposal, would serve as directors of the Delaware Company.

Voting	Shares represented by executed proxies will vote, if authority to do so is not withheld, for the election of the nominees. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.
PROPOSAL 3 — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Engagement of Accountant	We have approved retaining J.H. Cohn LLP to serve as our independent registered public accounting firm for the 2007 fiscal year and we seek stockholder ratification of that decision.

Vote Required to Approve	Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the meeting are required to vote in favor.

PLANET TECHNOLOGIES, INC.
96 Danbury Road
Ridgefield, Connecticut 06877
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2007
INFORMATION CONCERNING SOLICITATION AND VOTING
INTRODUCTION
General Information
     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Planet Technologies, Inc., a California corporation (the “Company”), for use at the Annual Meeting of Shareholders to be held on October 24, 2007 at 10:00 a.m. local time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 800 Silverado Street, Second Floor, La Jolla, California 92037. The Company intends to mail this proxy statement and accompanying proxy card on or about September 15, 2007, to all shareholders entitled to vote at the Annual Meeting.
Solicitation
     The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.
Voting Rights and Outstanding Shares
     For purposes of the Annual Meeting, a quorum means a majority of the outstanding shares entitled to vote. Holders of record of the Company’s Common Stock at the close of business on September 15, 2007 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. At the close of business on September 15, 2007, the Company had outstanding and entitled to vote 3,968,368 shares of Common Stock. In determining whether a quorum exists at the Annual meeting, all shares represented in person or by proxy, including abstentions and broker non-votes, will be counted.
     Except as provided below, on all matters to be voted upon at the Annual Meeting, each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held. With respect to the election of directors, shareholders may exercise cumulative voting rights, i.e., each shareholder entitled to vote for the election of directors may cast a total number of votes equal to the number of directors to be elected multiplied by the number of such shareholder shares (on an as converted basis), and may cast such total of votes for one or more candidates in such proportions as such shareholder chooses.
     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
How to Vote
     Please sign, date and return the enclosed proxy card promptly. If your shares are held in the name of a bank, broker, or other holder of record (that is, in “street name”) you will receive instructions from the holder of record that you must follow for your shares to be voted.

Revocability of Proxies
     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 96 Danbury Road, Ridgefield, Connecticut 06877, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.
Votes Required to Approve Proposals
     Shares represented by executed proxies that are not revoked will be voted in accordance with the instructions in the proxy, or in the absence of instructions, in accordance with the recommendations of the Board of Directors. Assuming a quorum is present at the Annual Meeting, the following table sets forth the votes required to approve each Proposal:

Proposal	Vote Required to Approve
Proposal 1 (Reincorporation in Delaware).	The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company as of the Record Date are required to vote in favor.

Proposal 2 (Elect directors).	The seven persons with the most number of votes will be elected.

Proposal 3 (Ratify Appointment of Independent Registered Public Accounting Firm).	Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the meeting are required to vote in favor.

Other Business.	Assuming a quorum is present, the affirmative vote of a majority of the shares represented and voting, either present in person or represented by proxy at the meeting are required to vote in favor.
Board Recommendations
     The Board of Directors unanimously approved each of the Proposals to be considered at the Annual Meeting and recommends that shareholders also vote IN FAVOR of approval of each Proposal.
Shareholder Proposals for 2008 Annual Meeting of Shareholders
     The deadline for submitting a shareholder proposal for inclusion in the Company’s proxy statement and form of proxy for the Company’s 2008 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is May 15, 2008. Shareholders are also advised to review the Company’s current Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.
STATEMENT REGARDING FORWARD-LOOKING INFORMATION
     This proxy statement contains forward-looking statements that involve substantial risks and uncertainties. In some cases you can identify these statements by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will,” and “would” or similar words. You should read forward-looking statements carefully because they may discuss our future expectations, contain projections of the Company’s future results of operations or of our financial position or state other forward-looking information. The Company believes that it is important to communicate its future expectations to their investors. However, there may be events in the future that the Company is not able to accurately predict or control. The factors listed above in the sections captioned “Risk Factors,” as well as any cautionary language in this proxy statement, provide examples of risks, uncertainties and events that may cause the actual results to differ materially from any expectations they describe. Actual results or outcomes may differ materially from those predicted in the forward-looking statements due to the risks and uncertainties inherent in their business, including risks and uncertainties in:
•	market acceptance of and continuing demand for its products;

•	the Company’s ability to protect its intellectual property;

•	the impact of competitive products, pricing and customer service and support;

•	the Company’s ability to obtain additional financing to support their operations;

•	obtaining and maintaining regulatory approval where required; AND

•	changing market conditions.
     When considering forward-looking statements in this proxy statement, you should keep in mind the cautionary statements in “Risk Factors” and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” sections and other sections of our periodic reports filed with the Securities and Exchange Commission.
GENERAL QUESTIONS REGARDING THE PROXY
     Q: WHAT DO I NEED TO DO NOW?
     A: After carefully reading and considering the information contained in this proxy statement, please complete, sign and date your proxy and return it in the enclosed return envelope as soon as possible, so that your shares may be represented at the annual meeting of the Company shareholders. If you sign, date and return your proxy card but do not include instructions on how to vote your proxy, we will vote your shares IN FAVOR of each proposal described in this proxy statement. You may attend the annual meeting, if you are a Company shareholder and vote your shares in person rather than voting by proxy.
     Q: IF MY BROKER HOLDS MY SHARES IN “STREET NAME,” WILL MY BROKER VOTE MY SHARES FOR ME?
     A: Generally, your Broker will vote the shares in line with management’s recommendation regarding election of directors and other corporate matters. However, as to certain matters, including the proposal to reincorporate in Delaware and change the Company name, it is likely your broker will vote your shares only if you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker.
     Q: WHAT HAPPENS IF I DO NOT VOTE?
     A: If you do not submit a proxy or vote at your annual meeting, your shares will not be counted for the purpose of determining the presence of a quorum and your inaction will have no effect on the outcome of the proposals. If you submit a proxy and affirmatively elect to abstain from voting, your shares will be counted for the purpose of determining the presence of a quorum but will not be voted at the annual meeting.
     Q: CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY?
     A: Yes. You can change your vote at any time before your proxy is voted at the Company’s annual meeting. You can do this in one of three ways:
•	timely delivery of a valid, later-dated proxy by mail;

•	revoking your proxy by written notice to the corporate secretary of the Company; or

•	voting in person by written ballot at the Company annual meeting.
     If you have instructed a broker to vote your shares, you must follow the directions from your broker on how to change that vote.
     Q: WHAT IS THE DEADLINE FOR THE RETURN OF MY PROXY?
A.	The deadline for return of your Proxy, to be voted at the Meeting on October 24, 2007, unless delivered at the meeting, is October 23, 2007.

     Q: ARE THERE ANY RISKS I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT?
     A: We have listed in the section entitled “Risk Factors” the risks among others that you should consider in deciding whether to vote for Proposal No. 1 described in this proxy statement.
     Q: WHOM SHOULD I CALL WITH QUESTIONS?
     A: If you have any questions about the Merger or about any of the other proposals described in this proxy statement or the enclosed proxy, you should contact:
Planet Technologies, Inc.
96 Danbury Road
Ridgefield, Connecticut
(800) 255-3749
Attention: Francesca DiNota
     You may also obtain additional information about the Company from documents filed with the SEC by accessing EDGAR, the SEC’s online filing system at www.sec.gov.
PROPOSAL 1
CONVERSION FROM A CALIFORNIA CORPORATION TO A DELAWARE CORPORATION
INTRODUCTION
     The Company is presently a California corporation with two classes of shares outstanding. The Board has unanimously approved and recommends that the holders of the Company’s outstanding shares approve the change in the Company’s jurisdiction of incorporation from California to Delaware. Throughout this Proposal Two, the term the “Company” refers to Planet Technologies, Inc., the existing California corporation, and the term “New Planet” refers to Planet Biopharmaceuticals, Inc., the new Delaware corporation that is the proposed successor to the Company. The principal executive offices of both the Company and New Planet are located at 96 Danbury Road, Ridgefield, Connecticut 06877, and the telephone numbers of both the Company and New Planet is (800) 255-3749.
     For several years, we have considered reincorporating to Delaware and undertook a review of the advantages and disadvantages of changing our state of incorporation from California to Delaware. As discussed in “Principal Reasons for the Proposed Reincorporation,” management believes that reincorporation in Delaware would be beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including California corporate law. When initially incorporated, the Company was headquartered in San Diego, California. We are now headquartered in Danbury, Connecticut and no longer have facilities in California.
     In addition, management believes that Delaware law is better suited than California law to protect shareholder’s interests in the event of a non-solicited takeover attempt. We are not, however, aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or to take any action that would materially affect the governance of the Company. In this regard, we are not proposing any material changes to our organizational documents to adopt any anti-takeover strategies in connection with the reincorporation.
     On August 15, 2007, our board met with management and its advisors to discuss the advantages and disadvantages of reincorporating in Delaware, the mechanics of reincorporating and possible changes to our organizational document associated with a reincorporation. The Board unanimously determined that the reincorporation was in the best interest of the Company and approved a resolution to move forward with the reincorporation process. On August 15, 2007, our Board unanimously approved the Agreement and the Plan of Merger (the “Merger Agreement”).
     Because New Planet will be governed by the Delaware General Corporation Law (“DGCL”) and will have new organizational documents, if the reincorporation proposal is approved, the proposed reincorporation will result in certain changes in your rights as a shareholder. These differences are summarized under the sections entitled “Comparison of the Charters and Bylaws of the Company and New Planet” and “Significant differences between the corporation laws of California and Delaware.”

Our board has unanimously approved and, for the reasons described below, recommended that you approve the proposal to reincorporate the Company’s state of incorporation from California to Delaware. If approved by shareholders, we expect that the reincorporation merger will become effective as soon as practicable (the “Effective Date”) following our meeting of shareholders. If shareholders do not approve the reincorporation merger, we would not consummate the reincorporation merger and we would continue to operate as a California corporation.
     IN ORDER FOR THE PROPOSED REINCORPORATION TO BE EFFECTIVE, A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK MUST APPROVE PROPOSAL TWO. SEE “VOTE REQUIRED FOR REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS RECOMMENDATION” BELOW. YOU ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED APPENDICES, BEFORE VOTING ON THE REINCORPORATION MERGER.
MECHANICS
     The proposed reincorporation would be effected pursuant to the Merger Agreement in substantially the form attached as Exhibit “A”. The discussion of the reincorporation merger and the Merger Agreement set forth below is qualified in its entirety by reference to the Merger Agreement. Upon completion of the reincorporation merger, the company will cease to exist and New Planet, which would be the surviving corporation in the reincorporation merger, would continue to operate our business under the name Planet Biopharmaceuticals, Inc.
     Upon the Effective Date, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of New Planet. Each stock certificate representing issued and outstanding shares of common stock of the Company will continue to represent the same number of shares of common stock of New Planet. If the Company and New Planet effect the Reincorporation Merger, you would not need to exchange your existing stock certificates of the company for stock certificates of New Planet. You may, however, exchange your certificates if you so choose.
     A vote in favor of the Merger serves as ratification of the Delaware Certificate attached hereto as Exhibit “B.” The Certificate provides for a total of 50,000,000 authorized shares; 45,000,000 common stock shares with a $0.01 par value, and 5,000,000 preferred stock shares with a $0.01 par value. Presently, the Company has a total authorized shares of 25,000,000; 20,000,000 common stock shares and 5,000,000 preferred stock shares. As such with approval of the Merger, New Planet will have an additional 25,000,000 of authorized common stock shares.
     The purpose of the increase in the number of authorized Common Shares is to assure that we have sufficient Shares available for general corporate purposes including, without limitation, equity financings, acquisitions, establishing strategic relationships with corporate partners, providing equity incentives to new and existing employees, payments of stock dividends, or effecting stock splits or other recapitalizations. We may seek additional capital from several sources, including the sale of our Common Shares. As of the date hereof, we have no agreement to issue all or any significant percentage of the additional Common Shares to be authorized by the Certificate of Incorporation. The Company is currently discussing with several potential investors the possible sale of Common Shares or Preferred Shares to finance the proposed acquisition of other allergy industry based companies. However, even if the Reincorporation proposal is not approved, the Company believes it has adequate shares authorized for the purpose.
     Pursuant to the Merger Agreement, the Company and New Planet plan to take all actions that Delaware law and California law require for the Company and New Planet to effect the reincorporation merger.
     The reincorporation merger would only make a change in the legal domicile of the Company, the name of the Company from “Planet Technologies, Inc.” to “Planet Biopharmaceuticals, Inc.”, the authorized number of Common Shares, and certain other changes of a legal nature which are described in this proxy statement. The reincorporation merger would not result in any change in the business, management, fiscal year, consolidated assets or liabilities or location of the principal offices of the Company. We believe that the proposed reincorporation will not affect any of our material contracts with any third parties and that our rights and obligations under such material contractual arrangements will continue and be assumed by the surviving corporation.
     If the reincorporation merger is effected, all employee benefit plans of the Company (including all stock option plans) will be assumed and continued by the surviving corporation. Approval of the reincorporation merger will also constitute approval of the assumption of these plans by New Planet.

     Each stock option issued and outstanding pursuant to such plans would be converted automatically into a stock option award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.
VOTE REQUIRED FOR REINCORPORATION PROPOSAL AND BOARD OF DIRECTORS RECOMMENDATION.
     California law requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company to approve the Merger Agreement pursuant to which the Company and New Planet would effect the reincorporation merger. Approval of the reincorporation merger Proposal would also constitute an approval of the Merger Agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Delaware Certificate and the Delaware Bylaws. If the shareholders approve the Merger Agreement and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws attached hereto as Exhibits “B” and “C” would respectively become the Certificate of Incorporation and Bylaws of the surviving corporation.
     THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER NON VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION PROPOSAL.
PRINCIPAL REASONS FOR THE REINCORPORATION
     For many years, Delaware has followed a policy of encouraging corporations to incorporate in that state. More than 58% of Fortune 500 companies are incorporated in Delaware. In furtherance of Delaware’s policy to encourage corporations in that state, Delaware has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that have been responsive to the evolving legal and business needs of corporations organized under Delaware law. The Board and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. Management also believes that Delaware law is better suited than California law to protect shareholder’s interests in the event of an unsolicited takeover attempt. We are not aware that any person is currently attempting to acquire control of the Company, to obtain representation on our Board of Directors or take any action that would materially affect the governance of the Company.
     Additionally, our management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as a California corporation in part because Delaware law provides more predictability with the issue of liability of directors and officers than California law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although California law and Delaware law both permit a corporation to include a provision in the corporation’s Articles or Certificate, as the case may be, that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware as stated above, provides to directors and officers more predictability than California does and, therefore, provides directors and officers of a Delaware corporation a greater comfort as to their risk of liability than the comfort afforded under California law. Our Board, therefore believes that the proposed reincorporation may be a significant factor in continuing to attract and retain such individuals, and in freeing them to make corporate decisions on their own merits and for the benefit of shareholders, rather than out of a desire to avoid personal liability. For additional discussion of this matter, see “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”
     Our management has considered the following benefits of Delaware’s corporate legal framework in deciding to propose reincorporating in Delaware:
•	The DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	The Delaware General Assembly, which each year considers and adopts statutory amendments that the corporation law section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	The Delaware Court of Chancery, which handles complex corporate issues with the level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court which is highly regarded;

•	The well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater predictability than most, if not all, other jurisdictions provide; and

•	The responsiveness and efficiency of the division of corporations of the Secretary of State of Delaware, which uses computer technology that is on the cutting edge.
     Any direct benefit that Delaware law provides to corporations indirectly benefits the shareholders, who are the owners of the corporations. For the reasons discussed in this Proxy Statement, we believe that the Company and our shareholders will benefit in the near and longer term from reincorporating in Delaware.
COMPANY
     The reincorporation will effect only a change in the legal domicile of the Company, name, authorized Common Shares, and certain other changes of a legal nature, including those described in this proxy statement. The reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The current directors and officers of the Company will become the directors and officers of New Planet. All employee benefits and stock options of the Company will be assumed and continued by New Planet, and each option or right to purchase shares of the Company Common Stock will automatically be converted into an option or right to purchase the same number of shares of New Planet Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Other employee benefit arrangements of the Company will also be continued by New Planet upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of New Planet Common Stock will continue to be quoted without interruption on the OTC Board under the same symbol PLNT. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that the Company’s rights and obligations under such material contractual arrangements will continue and be assumed by New Planet
     Although in some circumstances California law provides shareholders with the right to dissent from certain corporate reorganizations and receive cash for their shares, California does not permit dissenter’s rights in connection with the proposed reincorporation.
ANTI-TAKEOVER IMPLICATIONS
     Delaware, like many other states, permits a corporation to adopt a number of measures through the amendment of the corporate charter or bylaws which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. It should be noted, however, the reincorporation was NOT proposed to prevent such a change in control, and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.
     Certain differences between California and Delaware law, which would be effective upon consummation of the reincorporation merger without further action of our Board or shareholders, could have a bearing on unapproved takeover attempts. Section 203 of the DGCL, which New Planet does not intend to opt out of, restricts “certain business combinations” with “interested shareholders” for three years following the date that a person becomes an interested shareholder, unless the Board approves the business combination. For a discussion of the differences between the laws of California and Delaware that may affect the shareholders see “Significant Differences Between the Corporation Laws of California and Delaware” discussed below.
     The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company, to New Planet, and to the owners of their securities because, among other reasons, a non-negotiated takeover bid: (i) may be timed to take advantage of temporarily depressed share prices; (ii) may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) may involve the acquisition of only a controlling interest in the corporation’s shares, without affording all shareholders the opportunity to receive the same economic benefits.
     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation’s business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation’s business not yet reflected in the share price, and equality of treatment of all shareholders.
     Despite the belief of the Board as to the benefits to shareholders of the reincorporation merger, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by New Planet’s board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the board of directors to resist a takeover or a change in control of New Planet, such provisions could make it more difficult to change New Planet’s existing board of directors and management.
COMPARISON OF THE CHARTERS AND BYLAWS OF THE COMPANY AND NEW PLANET
     There are significant similarities between the Delaware Certificate and the Company’s current amended and restated articles of incorporation (the “California Articles”). For example neither the Delaware Certificate nor the California Articles provide for a classified Board of Directors.
     We have also provided that the Delaware Certificate and Delaware Bylaws contain certain provisions that will enable shareholders of New Planet to have rights similar to those that are automatically applicable to the Company but that are not required by Delaware law. Specifically, under California law holders of ten percent of the Company’s shares have the right to call special meetings of shareholders; the Delaware Bylaws would provide shareholders of New Planet the same right. In addition, under California law, shareholders have the right to take action in lieu of a meeting by unanimous written consent; shareholders of New Planet will have the same right because the Delaware Certificate does not preclude shareholders from acting by written consent.
     The following discussion is a summary of the material differences between the California Articles and bylaws (“California Bylaws”) of the Company and the Delaware Certificate and Delaware Bylaws. All statements herein are qualified in their entirety by reference to the respective corporation laws of California and Delaware and the full text of the California Articles and California Bylaws and the Delaware Certificate and Delaware Bylaws. Approval by our shareholders of the reincorporation merger will automatically result in the adoption of all the provisions set forth in the Delaware Certificate and the Delaware Bylaws. A copy of the Delaware Certificate is attached hereto as Appendix D and a copy of the Delaware Bylaws is attached hereto as Exhibit D. The California Articles and California Bylaws are on file with the SEC and are available from the Company upon request.
Cumulative Voting.
     Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected, multiplied by the number of shares registered in such shareholders name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under California law, shareholders of the corporation have the right to cumulative voting unless the corporation has outstanding shares listed on the New York Stock Exchange or the American Stock Exchange, or has outstanding securities qualified for trading on the NASDAQ national market and the corporation opts out of cumulative voting. Shareholders of the Company currently have the right to cumulative voting.
     Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a Company’s charter or bylaws. The Delaware Certificate will not provide the cumulative voting. Therefore, shareholders would not have the right to cumulative voting if the reincorporation proposal is approved.
Filling Vacancies on the Board of Directors
     Under California law, any vacancy on the Board other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the Board only if so authorized by a corporation’s articles of incorporation or by a bylaw provision approved by the corporation’s shareholders. Neither the California Articles nor the California Bylaws permit directors to fill vacancies created by the removal of a director, except under certain limited circumstances.
     Under Delaware law, vacancies and newly created directorships may be filled by a majority of directors then in office, even if less than a quorum, or by a sole remaining director, unless otherwise provided in a corporation’s Certificate of Incorporation or Bylaws (or unless the Certificate of Incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Delaware Bylaws provide that any vacancy, including any vacancy created by the removal of a director by the shareholders of New Planet, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

Monetary Liability of Directors.
     The California Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Delaware Certificate is potentially more expansive than the corresponding provision in the California Articles due to differences between California and Delaware law. For a more detailed explanation of the foregoing, see “Significant Differences Between the Corporation Laws of California and Delaware — Limitation of Liability and Indemnification,” below.
     Indemnification.
     The Delaware Certificate permits New Planet to indemnify its officers and directors to the fullest extent permitted under Delaware law. The Delaware Bylaws require New Planet to indemnify and hold harmless each person who was or is a party, or threatened to be made a party, or is involved in any proceeding by reason of the fact that he or she is or was, or has agreed to become, a director, officer, employee or agent of New Planet, or is or was serving at the request of New Planet as a director, officer, or employee, or in a similar capacity with another entity, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses, (including attorney’s fees), judgments, fines and amounts paid in settlement reasonably incurred and suffered by or for him or her in connection with such proceeding or in any related appeal, provided that if the proceeding was initiated by the indemnified person, such proceeding must be authorized by the board of directors of the corporation.
     Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.
     The California Articles authorized the Company to provide indemnification of agents for breach of duty to the Company and its shareholders and the California Bylaws require the Company to indemnify its directors to the fullest extent not prohibited under California law. In addition, the California Bylaws allow the Company to indemnify its officers, employees and agents pursuant to California law.
     For a further discussion of indemnification see the paragraph below entitled “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”
Bylaw Amendments.
     Under California law, the Bylaws may be amended by either the affirmative vote of the majority of the outstanding shares entitled to vote, or subject to certain limitations, by approval of the Board. The California Articles, as permitted under California Corporations Code Section 211, provide that the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws, other than a Bylaw changing the maximum or minimum number of directors or changing whether the Board is fixed or variable, which may only be adopted by the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors.
     The Delaware Certificate provides that the Bylaws may be adopted, repealed, altered or amended by either the affirmative vote of the holders of at least a majority of the votes entitled to be cast in any annual election of directors or by approval of the Board.
SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE
     The following provides a summary of major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states’ laws.
Shareholder Approval of Certain Business Combinations
     Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation’s outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation’s voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholders’ meeting by 66 2/3% of the outstanding voting shares not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that New Planet be, and New Planet has elected to be, governed by Section 203.
     The Company believes that Section 203 will encourage any potential acquiror to negotiate with New Planet’s board of directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for New Planet in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to New Planet will confer upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for New Planet’s shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.
     California. California law provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation’s shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.
Classified Board of Directors
     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.
     Delaware. Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. New Planet’s Certificate of Incorporation and Bylaws do not provide for a classified board.
     California. Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to their charter or bylaws, which amendments must be approved by the shareholders. The Company’s Articles of Incorporation and Bylaws do not currently provide for a classified board.
Removal of Directors
     Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors. New Planet’s Certificate of Incorporation and Bylaws do not provide for a classified board, and, therefore, directors can be removed with or without cause.
     California. Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect the director under cumulative voting.
Limitation of Liability
     California law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director’s duty.

     Delaware. New Planet’s Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit a director’s monetary liability for: (i) breaches of the director’s duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. This provision in New Planet’s Certificate of Incorporation also does not eliminate or limit a director’s liability for violations of federal law (such as the federal securities laws) and certain state laws (including state securities laws), or affect the availability of non-monetary remedies such as injunctive relief or rescission.
     California. California law permits California corporations to include, in their charters, a provision eliminating or limiting the monetary liability of the corporation’s directors to the corporation or its shareholders for breaches of their duties as directors, subject to exceptions that are similar but not identical to the exceptions specified by Delaware law. The Company’s Articles of Incorporation presently includes a comparable provision under California law. In some circumstances, monetary liability of directors and officers could arise under California law and the Company’s Articles of Incorporation and Bylaws that would be eliminated under Delaware law and New Planet’s Certificate of Incorporation and Bylaws.
Indemnification
     California and Delaware each have laws, similar in some respects but not identical, regarding indemnification by a corporation of its officers, directors, employees, and agents. The Company has indemnification agreements with its officers and directors indemnifying them to the fullest extent not prohibited under California law, and New Planet anticipates, if the Reincorporation is approved, entering into similar agreements with its officers and directors. Although the law in this regard is not certain, shareholders who vote in favor of the Delaware Reincorporation, and thereby approve the new indemnification agreements, may be prevented from challenging the validity of the indemnification agreements in a subsequent court proceeding.
     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the Company made prior to the Reincorporation. Nevertheless, the Board has recognized in considering the Reincorporation that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company. In the event liabilities arise from events occurring after Reincorporation, the application of Delaware law and the New Planet Certificate of Incorporation and Bylaws would result in an additional expense to the Company to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law and the Company Articles of Incorporation and Bylaws. The Board believes, however, that the overall effect of the Reincorporation is to provide a corporate legal environment that enhances the Company’s ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.
     For a discussion of the indemnification provisions in California’s Articles and California Bylaws and New Planet’s Certificate of Incorporation and Bylaws, see the paragraph above entitled “The Charter and Bylaws of the Company and New Planet — Indemnification.”
     There is no pending or, to the Company’s knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law and the Company indemnification agreements.
     Delaware. Delaware law generally permits the indemnification of expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of a direct, derivative, or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors or a committee of the board, by independent legal counsel, or by the stockholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any action by the corporation, including any derivative action, in which the person was adjudged liable.

     Delaware law requires indemnification of reasonable defense expenses incurred by a director or officer, in any such proceeding, to the extent the director or officer was successful in the defense of the proceeding. Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Delaware law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase insurance for the benefit of its officers and directors whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.
     California. California law permits a California corporation to indemnify any director, officer, employee, or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, disinterested shareholders, or the court in which the proceeding is pending, that the individual acted in good faith and in a manner he or she believed to be in the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. California law does not permit indemnification if the person is held liable to the corporation, including in a derivative action, except to the extent that an appropriate court concludes that despite the adjudication of liability but in view of all the circumstances, the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper.
     California law requires indemnification of reasonable defense expenses incurred by a director, officer, employee or agent, in any such proceeding, to the extent the director, officer, employee or agent was successful in the defense of the proceeding. Expenses incurred by an officer, director, employee or agent in defending an action may be advanced before the conclusion of a proceeding, under California law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, California law authorizes a corporation to purchase insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.
Inspection of Shareholder List and Books and Records
     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of 5% or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have filed a Schedule 14A with the SEC. Finally, California law permits any shareholder, on written demand to the corporation, to inspect the corporation’s accounting books and records and minutes of proceedings of the shareholders and Board and committees of the Board for any purpose reasonably related to the shareholder’s interest as such. Delaware law also permits any stockholder of record, upon compliance with procedures specified in the Delaware General Corporation Law, to inspect a list of stockholders entitled to vote at a meeting and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder. However, Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.
Dividends and Repurchases of Shares
     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus, and the like. The concepts of par value, capital, and surplus exist under Delaware law. The Company has never paid a cash dividend, and New Planet does not anticipate paying cash dividends in the immediate future.
     Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.
     California. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Shareholder Voting
     Amendment of Charter Documents. Under California and Delaware law, the provisions of a corporation’s charter document may be amended by the affirmative vote of the holders of a simple majority of the outstanding shares entitled to vote on such an amendment. California law permits the board of directors to amend the corporation’s articles of incorporation after shares have been issued without a vote of shareholders in certain circumstances, including to adopt an amendment effecting a stock split where a corporation has only one class of shares. Delaware law contains no comparable provision.
     Statutory Mergers. Delaware law does not require the vote of the stockholders of a Delaware parent corporation whose subsidiary is involved in a merger with another corporation unless the parent corporation itself is a “constituent corporation” in the merger. Under California law, the vote of the shareholders of a California parent corporation is required in certain circumstances when the California corporation’s subsidiary merges with another corporation. Those circumstances include the situation in which shares of the California parent corporation are issued to the shareholders of the acquired company and the shareholders of the California parent corporation immediately prior to the merger own less than 83.3% of the California parent corporation’s shares immediately following the merger.
     Both California and Delaware law generally require that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, Delaware law does not require a vote of stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the corporation’s existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity.
Action by Written Consent
     Delaware. Under Delaware law, and unless otherwise provided in a Delaware corporation’s certificate of incorporation, any action that may be taken at a stockholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. New Planet’s Certificate of Incorporation does not contain any provision limiting the ability of stockholders to take action by written consent.
     California. Under California law, and unless otherwise provided in a California corporation’s articles of incorporation, any action that may be taken at a shareholders’ meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding shares having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. California’s Articles do not contain any provision limiting the ability of shareholders to take action by written consent.
Appraisal Rights
     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of his, her or its shares in lieu of the consideration he, she or it would otherwise receive in the transaction.
     Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right, or transfer of such shares is restricted by the corporation or any law or regulation. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of assets reorganizations. Under California dissenters’ law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value as a result of the proposed action.
Fairness Opinion Requirement
     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under selected provisions of California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.
Dissolution
     Delaware. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. New Planet’s Certificate of Incorporation contains no such supermajority voting requirement.
     California. Under California law, shareholders holding 50% or more of the total voting power of the corporation may elect to require a corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. In any demand for voluntary dissolution by only 50% of the voting power of a California corporation, the Company or, if the Company does not elect to purchase, the shareholders not voting for dissolution of the corporation may avoid the dissolution of the corporation by purchasing for cash at fair value the shares owned by the parties initiating the dissolution proceeding. In addition, California law provides that 50% or more of the directors in office or shareholders holding 33 1/3% or more of the total outstanding shares may file a complaint in Superior Court for involuntary dissolution on any one or more of the grounds specified under California law.
Interested Director Transactions
     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions are met, such as obtaining required disinterested board approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction. With minor exceptions, the conditions are similar under California and Delaware law.
Loans to Officers and Employees
     Delaware. Under Delaware law, a Delaware corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

     California. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the corporation’s shareholders unless an employee benefit plan authorizing the loan or guaranty was approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board of directors determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Company’s Bylaws include such a provision. The Company’s Bylaws authorize loans to officers and directors in accordance with California law.
     Both the Company and New Planet (assuming the Reincorporation is consummated) are prohibited from making loans to their respective officers and directors pursuant to Section 402 of the Sarbanes-Oxley Act of 2002.
Shareholder Derivative Suits
     Delaware. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his, her or its stock thereafter devolved upon him, her or it by operation of law. Delaware does not have a bonding requirement.
     California. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond.
Accounting Treatment of the Reincorporation Merger
     The reincorporation merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquirer and the surviving corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the SEC on Forms 10-K and 10-Q, among other forms, as of and for all periods through the date of this proxy statement, would be treated as the financial statements of the surviving corporation.
Regulatory Approval
     To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filing of articles of merger with the Secretary of State of California and the filing of a certificate of merger with the Secretary of State of the State of Delaware.
CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES
     The following is a discussion of certain United States federal income tax considerations that may be relevant to the Company’s shareholders who receive shares of New Planet Common Stock in exchange for their shares of the Company Common Stock as a result of the Reincorporation. The discussion addresses only the specific United States federal income tax consequences set forth below and does not address any other federal, state, local or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Reincorporation or any other transaction, including any transaction undertaken in connection with the Reincorporation. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders of the Company, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of options, nor does it address the tax consequences to holders of options or other rights to acquire shares of the Company Common Stock. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS.

     Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally will result:
     (a) No gain or loss will be recognized by holders of the Company Common Stock upon receipt of New Planet Common Stock pursuant to the Reincorporation;
     (b) The aggregate tax basis of the New Planet Common Stock received by each shareholder in the Reincorporation will be equal to the aggregate tax basis of the Company Common Stock surrendered in exchange therefor; and
     (c) The holding period of the New Planet Common Stock received by each shareholder of the Company will include the period for which such shareholder held the Company Common Stock surrendered in exchange therefor, provided that the Company Common Stock was held by the shareholder as a capital asset at the time of the Reincorporation.
     The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.
     State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.
     The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and New Planet should succeed, without adjustment, to the federal income tax attributes of the Company.
SECURITIES ACT CONSEQUENCES
     The shares of the New Planet common stock to be issued in exchange for shares of the Company common stock are not being registered under the Securities Act of 1933. In that regard, New Planet is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of that rule by the SEC, which indicate that the making of certain changes in the Company’s Articles of Incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.
     After the Reincorporation, New Planet will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that the Company has previously filed and provided. Stockholders holding restricted shares of the Company common stock will have shares of New Planet common stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of New Planet common stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of New Planet common stock on the date full payment of the purchase price was made for the shares of the Company common stock. In summary, New Planet and its stockholders will be in the same respective positions under Rule 144 after the merger as were the Company and its shareholders prior to the merger.
INTEREST OF CERTAIN PERSONS IN, OR IN OPPOSITION TO, MATTERS TO BE ACTED UPON
As the Company anticipates that the officers and directors of New Planet (who are currently the officers and directors of the Company) will enter into new indemnification agreements, they may be deemed to have a personal interest in the Delaware Reincorporation. Other than as set forth in the preceding sentence, no person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company’s change of state of incorporation that differs from that of other shareholders of the Company. No director of the Company opposed the Delaware Reincorporation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL ONE.
PROPOSAL 2
ELECTION OF DIRECTORS
     There are seven (7) nominees for the seven Board positions presently authorized by the Company’s current Bylaws. Each director to be elected will hold office until the next Annual Meeting of Shareholders and until his/her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.
     In any election of directors, the candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company up to the authorized number of positions on the Board.
Nominees
     The names of the nominees and certain information about each person is set forth below:

Name	Age	Principal Occupation
Scott L. Glenn	57	Chairman of the Board of Directors, Business Executive
Eric B. Freedus	57	Director, Attorney
H.M. Busby	68	Director, Private Investor
Michael Trinkle	54	Business Executive
Ellen M. Preston	52	Business Consultant
Edward Steube	63	Director, President and Chief Executive Officer
Michael Walsh	47	Director, Business Executive
     All of the nominees are currently Directors of the Company. Directors of the Company are elected annually and there are no agreements with respect to nominating or electing any director in the future.
Scott L. Glenn was elected to the Board and appointed Chairman, President and Chief Executive Officer of Planet in November 2004. Since October 2000 he, or an affiliated entity controlled by him, has been the Manager and a member of Allergy Free, LLC. (Currently AF Partners, LLC, a major shareholder of the Company.) Mr. Glenn is also the Managing Partner of Windamere Venture Partners and its funds, Windamere LLC, Windamere II and Windamere III, LLC, and has been since 1996. Concurrently, he serves as Chairman, President/CEO of Kanisa Pharmaceuticals, Inc. and is a director and founder of GlobalEdge, Inc., Cadence Pharmaceuticals, Oculir, Inc., Somaxon Pharmaceuticals. Previously, from 1988 until 1995, Mr. Glenn served as President/CEO, and then Chairman of Quidel Corporation, a leading point of care diagnostic business. Before serving in those capacities from 1983 through 1988, Mr. Glenn was vice president of development/operations of Quidel. From 1984 to 1992, Mr. Glenn served in numerous management positions, including Division/General Manager at Allergan Pharmaceuticals, Inc. Mr. Glenn has a Bachelor of Science degree in Finance and Accounting from California State University at Fullerton.
Eric B. Freedus was elected to the Board in January 2005. Mr. Freedus has been an attorney in private practice since 1974. Mr. Freedus currently focuses his law practice in the area of special education litigation. Mr. Freedus received his undergraduate degree from the State University of New York at Buffalo in 1971 and his law degree from the University of Toledo in 1974.
H. M. “Mac” Busby has been a director of the Company since August 1997 when he was elected by the members of the Board of Directors to fill a vacancy on the Board. Mr. Busby was President and Chief Executive Officer and Chief Financial Officer of the Company from February 2003 until November 2004. In May 2003, Mr. Busby was appointed Secretary of the Company. Mr. Busby began his career in 1966 at Wisconsin Centrifugal, Inc. which included the position of Manager of Industrial and Public Relations. Mr. Busby has also served as Vice President of Human Relations and Administration for MCA Financial, Inc., a subsidiary of MCA, Inc. Mr. Busby was Chairman of Sun Protective International and Sun-Gard USA. Mr. Busby earned his B.S. in Business Administration from Indiana University.
Michael A. Trinkle currently serves as President of Conception Technologies, LP, and has held the position since 1993. Mr. Trinkle was also a member of Allergy Free, LLC, and served as its President from August 2001 to March 31, 2004. During the 15 years prior to joining Conception Technologies, LP, Mr. Trinkle was employed by Allergan Pharmaceuticals where he held management positions in the areas of operations, sales, marketing, and quality assurance. Mr. Trinkle was elected to the Board in November 2004.
Ellen M. Preston was a member of Allergy Free, LLC, since October 2000. In addition to being a member of Allergy Free, LLC, since 1998, Ms. Preston has been a business consultant advising medical device companies in the areas of strategic market assessment, business development, brand development and strategy, and communications. From 2000 until 2002, Ms. Preston was a venture partner with Windamere Venture Partners. While with Windamere Venture Partners, Ms. Preston was a founder of Dexcom, Inc., a corporation engaged in the development of an implantable glucose sensor, and founded Miramedica, Inc. a company specializing in computer-aided detection. Ms. Preston served as interim president of Miramedica, Inc., which was sold to Kodak in 2003. From 1997-1998, Ms. Preston was Vice President of Sales and Marketing for Amira Medical, Inc. She held a similar position with Biopsys Medical, Inc. from 1996-1997. Ms. Preston was elected to the Board in November 2004.

Edward Steube served as Chief Executive Officer and Director of Allergy Control Products since 2002. Prior to Joining ACP, he was a member of executive management of New York Bancorp, and prior to that a Principal in the investment banking division of Kidder Peabody and Co, Inc., a subsidiary of GE Capital. Mr. Steube has a B.A. from Princeton University.
Michael Walsh is the President and Chief Executive Officer of Proprius Pharmaceuticals, Inc. a specialty pharmaceutical company focused on rheumatology and autoimmune diseases. Mr. Walsh served as Executive Chairman at Prometheus Laboratories, a specialty pharmaceutical company, where he previously held the positions of President, Chief Operating Officer, and Chief Executive Officer. Previously, Mr. Walsh was with Quidel Corporation in a number of senior executive roles including Director of Worldwide Marketing and Business Development and Director of European Operations. Mr. Walsh has a B.S. from the University of Notre Dame and an M.B.A. from Pepperdine University.
Board Committees and Meetings
     The Board of Directors has an Audit Committee, a Compensation Committee and Nominating Committee. During 2005, The Board of Directors met and approved the following charters and policies: Audit Committee Charter, Compensation Committee Charter, Nominating and Governance Committee Charter, Security Trading Policy and Corporate Ethics and Governance Policy.
     During 2006, each Board member attended 75% or more of the aggregate of the meetings of the Board, and of the meetings of the committees on which he or she served, held during the period for which he or she was a member, respectively.
     The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards 61, “Communications with Audit Committees”. Further the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required in the Independence Standards Board Standard #1 and has discussed with the independent registered public accounting firm their independence. Based on the review of the financial statements and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in this annual report. The Audit Committee is comprised of Mike Trinkle and H. M. Busby. Mr. Busby, as former Chief Financial Officer of Planet, serves as the committee’s financial expert.
     A copy of the Company’s Charter of the Audit Committee is available for your review at www.allergycontrol.com.
Nominating and Governance Committee
     Nominating and Corporate Governance Committee
     The function of the Nominating and Corporate Governance Committee is to assist the Board of Directors by (i) reviewing and recommending changes in certain policies regarding the nomination of directors to the Board for its approval; (ii) identifying individuals qualified to become directors; (iii) evaluating and recommending for the Board’s selection nominees to fill positions on the Board; and (iv) recommending changes in the Company’s corporate governance policies to the Board for its approval. The Committee’s policy is to identify potential nominees based on properly submitted suggestions from any source and has established procedures to do so. In addition, the Board may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate. Shareholders wishing to propose a director candidate for nomination must provide timely notice of such nomination in accordance with the Company’s By-laws. The Nominating and Corporate Governance Committee held informal discussions during 2006. The current members of the Committee are Michael Trinkle and Scott Glenn. Mr. Glenn is not an independent director. Mr. Trinkle may not be considered an independent director because Mr. Trinkle is the president of Conception Technologies, an affiliate of Mr. Glenn.
     A copy of the Company’s Charter of the Nominating and Governance Committee is available for your review at www.allergycontrol.com.
Code of Conduct and Ethics
     Our Board of Directors has adopted a Code of Ethics that applies to all of our Directors, officers and employees. The Code is available in print, without charge, to any stockholder who requests a copy by writing to us at Planet Technologies, Inc., c/o Allergy Control Products, Inc., 96 Danbury Road, Ridgefield, Connecticut 06877, Attention: Investor Relations. Each of our Directors, officers, including our Chief Executive Officer, Chief Financial Officer and all of our principal executive officers and employees is required to be familiar with the Code of Ethics and to certify compliance annually. There have not been any waivers of the Code of Ethics relating to any of our executive officers or Directors in the past year.
Section 16(a) Beneficial Ownership Reporting
     Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s directors and executive officers and persons who won more than ten percent (10%) of a registered class of the company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with all copies of Section 16(a) forms they file.
     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2006, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent (10%) beneficial owners were filed.
ADDITIONAL INFORMATION
Management
     Set forth below is information regarding management of the Company.

Name	Age	Position
Scott L. Glenn	57	Chairman of the Board of Directors, Business Executive
Francesca DiNota	44	Chief Financial Officer, Secretary, Chief Accounting Officer
Edward J. Steube	63	Director, President and Chief Executive Officer
     For biographical information of Scott L. Glenn and Edward J. Steube please refer to the section of this proxy listing the nominees for the board of directors of the Company.
     From 1998 through early 2005, Francesca DiNota served in various positions, lastly as Vice President and Chief Financial Officer of Optima, Inc., a privately held ophthalmic goods manufacturer and distributor. Prior to that, Ms. DiNota worked as a certified public accountant for Capossela, Cohen, LLC, a regional public accounting firm. Ms. DiNota graduated from Iona College with a BBA in accounting. Ms. DiNota is a certified public accountant qualified in the State of New York and the State of Connecticut.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding the ownership of the Company’s Stock as of March 1, 2007 by: (i) each director and nominee for director; (ii) each of the Executive Officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of any class of the Company’s Stock, based upon information reported to the Company or publicly available reports filed with the SEC.

		Beneficial Ownership
			Percentage of Class
Title of Class	Name and Address of Beneficial Owner	Number of Shares (1)	Owned (2)
Common	Scott L. Glenn (3)	1,754,903	44.0%
	6402 Cardeno Drive
	La Jolla, CA 92037

Common	Michael A. Trinkle (4)	61,581	1.5%
	3495 Via Zara Court
	Fallbrook, CA 92028

Common	Brett Megargel (5)	53,063	1.3%
	3912 Alameda Place
	San Diego, CA 92103

Common	Ellen Preston (4)	50,316	1.3%
	1825 Sheridan Avenue
	San Diego, CA 92103

Common	Edward J. Steube (6)	46,250	1.2%
	313 Central Parkway
	Mt. Vernon, NY 10552

Common	Francesca DiNota (7)	13,490	0.3%
	22 Post Gate Road
	Trumbull, CT 06611

Common	H.M. Busby (8)	12,730	0.3%
	3852 Alameda Place
	San Diego, CA 92103

Common	Eric B. Freedus (9)	6,861	0.1%
	1202 Ketner Blvd., Ste. 6000
	San Diego, CA 92101

Common	Michael Walsh (10)	4,354	0.1%
	P.O. Box 3215
	Del Mar, CA 92014

Common	All executive officers and directors as a group	2,003,549	50.3%

Common	Windamere III, LLC (11)	886,000	22.2%
	6402 Cardeno Dr.
	La Jolla, CA 92037

Common	John Dawson	600,000	15.1%
	Shorehaven Road
	Southport, CT 06855

Common	Fog City Fund, LLC	500,000	12.5%
	2100 Green Street, #102
	San Francisco, CA 94123

Common	William and Lisa Barkett	308,456	7.7%
	7544 Eads #F
	La Jolla, CA 92037

(1)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. These amounts include shares granted under the 2000 Stock Option Plan.

(2)	Percentage ownership is based upon the shares outstanding on February 28, 2007.

(3)	Includes 770,806 shares owned by AF Partners, LLC, which is controlled by Mr. Glenn and 886,000 shares owned by Windamere III, LLC, over which Mr. Glenn shares control (see Note (11) below). Includes 69,576 shares issuable upon exercise of stock options which expire in 2014 and began vesting in 2005, as well as 28,521 shares which expire on August 10, 2015 and began vesting on August 10, 2006.

(4)	Includes 500 shares issuable upon exercise of stock options which expire on November 17, 2014 and 5,208 shares which expire on January 25, 2015 and began vesting on January 25, 2006.

(5)	Includes 30,000 shares issuable upon exercise of stock options which expire on January 25, 2015 and 18,000 shares which expire on August 10, 2015 as well as 5,063 shares which expire on January 24, 2017 and which began vesting on January 24, 2007.

(6)	Includes 46,250 shares issuable upon exercise of stock options which expire August 10, 2015 and began vesting on August 10, 2006.

(7)	Includes 13,490 shares issuable upon exercise of stock options which expire August 10, 2015 and began vesting on August 10, 2006.

(8)	Includes 360 shares issuable upon exercise of stock options which expire in 2011, 500 shares which expire on November 17, 2014 and 5,208 which expire on January 25, 2015 and began vesting on January 25, 2006.

(9)	Includes 500 shares issuable upon exercise of stock options which expire on January 18, 2015, and 5,208 shares which expire on January 25, 2015, and which began vesting on January 25, 2006.

(10)	Includes 4,354 shares issuable upon exercise of stock options which expire on August 10, 2015, which began vesting on August 10, 2006.

(11)	Windamere III, LLC, is under the joint control of Mr. Glenn and St. Paul Traveler’s Companies, Inc., its affiliates Split-Rock Partners, LLC, and St. Paul Fire and Marine Insurance Company, whose business address is 385 Washington Street, St. Paul, Minnesota 55102.
EXECUTIVE COMPENSATION
Compensation of Directors and Executive Officers
Directors and Executive Officers may be granted options to purchase Common Stock under the Company’s 2000 Stock Incentive Plan (“Plan”). As of August 2006, the Shareholders approved an amendment to the 2000 Incentive Plan to increase the authorized number of shares to 2,000,000 shares.
During 2006, the Board granted stock options to (a) Mr. Freedus, Mr. Busby, Mr. Trinkle, Mr. Walsh and Ms. Preston to purchase 10,000 shares of Planet common stock at an exercise price of $1.01 per share as compensation for serving as a director, (b) Ms. DiNota to purchase 15,000 shares at an exercise price of $1.01 for serving as an officer of the company, (c) Mr. Megargel to purchase 18,000 shares at an exercise price of $3.00 per share as compensation for serving as officer. Directors are reimbursed for reasonable travel expenses incurred in connection with attendance at Board meetings, or any committee meetings, or otherwise in connection with their service as a director.
During 2007, the Board granted stock options to (a) Ms. Preston to purchase 24,000 shares of Planet common stock at an exercise price of $1.40 per share as compensation as a consultant to the Company, and (b) Mr. Steube to purchase 100,000 shares of Planet common stock at an exercise price of $1.31 per share as compensation for serving as the President and Chief Executive Officer of the Company.
Under the terms of his contract, Mr. Scott Glenn, the President and CEO of the Company, has foregone a salary in exchange for receipt of stock options until such a time when the Company has the financial resources to compensate him in amounts comparable to CEOs of other similar companies. For the years ended December 31, 2006 and 2005, the stock-based compensation expense related to the options held by Mr. Glenn totaled $144,433 and $102,030, respectively.

The following table sets forth, for the fiscal years ended December 31, 2006, 2005, and 2004 certain compensation awarded or paid to, or earned by the Company’s Executive Officers.
Summary Compensation Table

		Annual Compensation				Long-Term Compensation
						Awards			Payouts
					Other	Restricted	Securities		LTIP	All Other
					Annual	Stock	Underlying		Payouts	Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)	Compensation ($)	Awards ($)	Options/SARs(#)		($)	($)
Scott Glenn	2006	$1,199		$—	$—	$—	—		$—	$—
Chairman, Chief Executive	2005	$1,289		$—	$—	$—	99,000	(1)	$—	$—
Officer	2004	$—		$—	$—	$—	100,543	(2)	$—	$—

Francesca DiNota	2006	$124,846		—	$—	$—	15,000	(3)	$—	$—
Chief Financial Officer,	2005	$43,846	(4)	—	$—	$—	35,000	(4)	$—	$—
Secretary as of 4/18/2006	2004	$—		—	$—	$—	—		$—	$—

Edward Steube	2006	$200,000			$—	$—	—		$—	$—
Chief Executive Officer	2005	$73,076	(4)	$—	$—	$—	120,000	(4)	$—	$—
Subsidiary	2004	$—		$—	$—	$—	—		$—	$—

Bret Megargel	2006	$1,199		$—	$—	$—	18,000	(5)	$—	$—
Vice-President,	2005	$155,135	(6)	$—	$—	$—	48,000	(6)	$—	$—
Secretary until 4/18/2006	2004	$—		$—	$—	$—	—		$—	$—

1.	Options granted January 25, 2005 for 25,000 shares at an exercise price of $3.50 as well as options granted on August 10, 2005 for 74,000 shares at an exercise price of $2.70.

2.	Options granted on November 30, 2004, with an exercise price of $3.50 per share.

3.	Options granted on October 17, 2006 at an exercise price of $1.01.

4.	Compensation from August 11, 2005 through December 31, 2005 and options granted on August 10, 2005, with an exercise price of $2.70. In addition to the options listed, on April 25, 2007, Mr. Steube was granted option for an additional 100,000 shares at an exercise price of $1.31 with an expiration date of April 25, 2017.

5.	Options granted on January 24, 2006 at an exercise price of $3.00.

6.	Compensation paid to Mr. Megargel as Vice President of Marketing and Business Development and 30,000 options granted January 25, 2005, with an exercise price of $3.00 and options granted on August 10, 2005 for 18,000 shares, with an exercise price of $2.70.

Stock Option Grants and Exercises
The Company’s Executive Officers are eligible for grants of options under the Company’s 2000 Stock Incentive Plan (“Plan”). As of December 31, 2006, there were 1,430,387 available for grant under the Plan.
The following tables set forth information with respect to the stock options issued to Executive Officers for the fiscal year ended December 31, 2006 and information with respect to the number of securities underlying exercised options held by the Executive Officers as of December 31, 2006, and the value of unexercised in-the-money options (i.e., options for which the current market value of the Common Stock underlying such options exceeds the exercise price):

		Percent of Total	Exercise
	No. of Securities	Options Granted to	Price
Name	Underlying Options	Employees	($/share)	Expiration Date
Francesca DiNota
Chief Financial Officer	15,000	18.1%	$1.01	October 17, 2016
Bret Megargel, Vice President	18,000	21.7%	$3.00	January 24, 2016
Aggregated Option Exercises Last Fiscal Year and Fiscal Year End Option Values

	Shares		Number of Securities		Value of Unexercised In-the-
	Acquired		Underlying Unexercised		Money Options at Fiscal Year
	On	Value	Options at Fiscal Year End (2)}		End ($) (1)
Name	Exercise(#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Scott Glenn	-0-	-0-	89,783	109,760	$—	$—
Francesca DiNota	-0-	-0-	12,031	37,969	$—	$14,850
Edward J. Steube	-0-	-0-	41,250	78,750	$—	$—
Bret Megargel	-0-	-0-	48,000	18,000	$—	$—

(1)	Calculated based on the estimated fair market value of the Company’s Common Stock as of December 31, 2006, less the exercise price payable upon the exercise of such options. Such estimated fair market value as of December 31, 2006 was $2.00, the last transaction price posted at the close of trading on December 31, 2006.
DESCRIPTION OF EMPLOYEE BENEFIT PLANS:
2000 Stock Incentive Plan
In 2000, the Company established a stock option plan, the 2000 Stock Option Plan, which provided for 500,000 shares of common stock for issuance. At the time of the merger with Allergy Free in 2004, the Plan was amended to increase the number of shares available to 5,000,000 shares, which were converted to 100,000 shares after the 50:1 reverse stock split. During 2005, the Plan was again amended to increase the number of shares available under the Plan to 350,000. In 2006, the Shareholders approved an increase to the number of shares available under the Plan to 2,000,000. The 2000 Option Plan provides for the discretionary grant of options, stock appreciation rights (“SARs”), and stock bonuses to employees and directors of and consultants to the Company. Options granted under the 2000 Plan may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-statutory stock options.
The purpose of the 2000 Stock Option Plan is to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company’s business. Under the Plan, Planet may grant or issue incentive stock options and non-statutory stock options to eligible participants, provided that incentive stock options may only be granted to employees of Planet. The 2000 Stock Option Plan also allows shares of common stock to be issued under a Stock Bonus Program through direct and immediate issuances. Similar to stock options granted under the Plan, stock bonus awards may be subjected to a vesting schedule determined by the Board of Directors. Option grants under the Plan are discretionary. Options granted are subject to vesting as determined by the Board, provided that the option vests as to at least 20% of the shares subject to the option per year. The maximum term of a stock option is ten years, but if the optionee at the time of grant has voting power over more than 10% of the Company’s outstanding capital stock, the maximum term is five years. If an optionee terminates his or her service to Planet, such optionee may exercise only those option shares vested as of the date of termination, and must affect such exercise within the period of time after termination set forth in the optionee’s option. The exercise price of incentive stock options granted must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The exercise price of options granted to an optionee who owns stock possessing more than 10% of the voting power of Planet’s outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. Payment of the exercise price may be made in cash, by delivery of other shares of the Company’s common stock or by any other form of legal consideration that may be acceptable to the Board.
401(k) Plan
The Company provides a defined contribution 401(k) savings plan (the “401(k) Plan”) in which all full-time employees of the Company are eligible to participate. Eligible employees are permitted to contribute pre-tax salary to the 401(k) Plan subject to IRS limitations. Company contributions to the 401(k) Plan are at the discretion of the Board of Directors. There have been no Company contributions to the 401(k) Plan in 2006 or 2005.
EMPLOYMENT AGREEMENTS AND CHANGES IN CONTROL ARRANGEMENTS
The Company has entered into an employment agreement with the President/CEO and Chairman of the Board of the Company for a three-year period, which expires on November 29, 2007. The contract provides for a salary of $100 per month (plus healthcare and other benefits) until it is determined by the Board that the Company can afford to pay compensation comparable to CEOs of other similar companies. In exchange for foregoing a salary, the Company granted stock options exercisable at the then fair market value at such time as may be required to maintain the aggregate number of stock options granted to an amount not less than five (5%) percent of the issued and outstanding stock of the Company (on a fully diluted basis) during his three year term of employment. For the years ended December 31, 2006 and 2005, the stock-based compensation expense related to the options held totaled $144,433 and $102,030, respectively. Effective April 25, 2007, Mr. Glenn resigned as Chief Executive Officer.
During 2005, the Company entered into an employment agreement with the Subsidiary’s President and Chief Executive Officer and director for a four-year period, which expires in 2009. The contract provides for an annual salary of $200,000 (plus healthcare and other benefits) as well as a discretionary bonus for superior performance for exceeding sale, gross profit and profit plans for the year. The Company also granted stock options to acquire 120,000 shares of the Company’s common stock at $2.70 per share with 25% of the options vesting on August 10, 2006, and the balance at the rate of 1/36 th of the balance per month, subject to any acceleration as provided under the Company’s 2000 Stock Option Plan. In 2006, Mr. Steube was elected President and Chief Executive Officer of the Company and in April 2007 was granted additional stock options to acquire 100,000 shares of the Company’s common stock at an exercise price of $1.31 with an expiration date of April 25, 2017.
In January 2005, the Company entered into an agreement with the Vice President of Marketing and Business Development, effective February 1, 2005, at an annualized salary of $96,000. In March 2005, the annual salary was increased to $192,000 and he was issued 30,000 shares of stock options at $3.00 with accelerated vesting if certain marketing and development objectives were met by year end. These options became fully vested in December 2005. In December 2005, the compensation was reduced to $100 per month and he was issued 18,000 additional stock options to purchase the Company’s stock at $2.70. These shares became fully vested during 2006. On January 24, 2006, he was issued 18,000 stock options at $3.00 under standard vesting as provided by the Company’s 2000 Stock Option Plan. Effective July 26, 2007, Mr. Megargel resigned to explore other business opportunities and has been retained as a consultant.
The Company has entered into a Consulting Agreement with Leslie White, Planet’s former CFO, pursuant to which she retains the 30,000 options granted to her as Chief Financial Officer plus an hourly rate to be determined.
On April 24, 2007, the Company entered into an employment with the Company’s CFO and Secretary, Francesca DiNota, for a term of three years at an annualized salary of $132,000 and eligibility to earn a discretionary annual performance bonus.

ITEM. 11 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCK HOLDER MATTERS
Equity Compensation Plan Information
(Information as of December 31, 2006)

	(a)	(b)	(c)
Number of securities
	Number of securities	Weighted-average	remaining available for
	to be issued upon	exercise price of	future issuance under
	exercise of	outstanding	equity compensation
	outstanding options,	options, warrants	plans (excluding
Plan category	warrants and rights	and rights	securities in column (a)
Equity compensation plans approved by securityholders	569,613	$2.86	1,430,387 (2)
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	569,613	$2.86	1,430,387 (2)

(1)	There are no equity compensation plans not approved by the Shareholders.

(2)	The Company has 1,430,387 securities available for issuance under the 2000 Stock Option Plan
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     On November 30, 2004, Planet acquired all of the assets of Allergy Free, LLC, which is the historical business described in this 10-KSB for approximately 1.65 million shares of Planet stock (after giving effect to the reverse stock split), a convertible note of $274,300, and assumption of debt. The transaction was completed pursuant to an Agreement and Plan of Merger between Planet and Allergy Free, LLC. (“Agreement”) As a result of the acquisition, Allergy Free’s historical financial information is included in the consolidated financial results of Planet. Allergy Free, LLC, was and is controlled by Scott Glenn, who became Planet’s Chairman, President and CEO.
     Windamere III, LLC acquired 586,000 common stock shares in the Company which increased its holding in the Company to 22.2% of the outstanding shares. Fog City Fund, LLC acquired 500,000 common stock shares in the Company. With this acquisition, Fog City now owns 12.5% of the Company’s common stock.
     During 2006, Windamere III, LLC loaned the Company $500,000 for two years at an interest rate of 7%. The uncollateralized notes are payable in the amounts of $250,000 on June 1, 2008 and $250,000 on August 7, 2008.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE SLATE OF CANDIDATES FOR THE BOARD OF DIRECTORS.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Board of Directors has selected J. H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. J. H. Cohn LLP has audited the Company’s financial statements since 2001. Prior to 2001, PricewaterhouseCoopers LLP audited the Company’s financial statements since its inception in 1991. Representatives of J. H. Cohn LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
     Shareholder ratification of the selection of J. H. Cohn LLP as the Company’s independent registered public accounting firm is not required by the Company’s current Bylaws or otherwise. However, the Board is submitting the selection of J. H. Cohn LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.
     The affirmative vote of the holders of a majority of the shares presented in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of J. H. Cohn LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.
Audit Fees
     For professional services rendered by the independent registered public accounting firm for the audit of the Company’s annual financial statements and review of the unaudited financial statements included in the Company’s quarterly reports on Form 10-QSB. The aggregate fees billed by the Company’s independent registered public accounting firm, J.H. Cohn LLP, for 2006 and 2005 were $209,882 and $175,930, respectively.
Audit Related Fees
     The aggregate fees billed in 2006 and 2005 by the Company’s independent registered public accounting firm for assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements are in the amount of $3,000 and $8,500, respectively.
Tax Fees
     No fees were billed in 2006 and 2005 by the Company’s independent registered public accounting firm for tax compliance, tax advice and tax planning.
All Other Fees
     No fees were billed in 2006 and 2005 by the Company’s independent registered public accounting firm for any other services, other than Audit Fees and Audit Related Fees.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
OTHER MATTERS
     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
Information attached as Exhibits and incorporated by reference into this Proxy Statement

Exhibit “A” — Agreement and Plan of Merger	A-
Exhibit “B” — Form of Certificate of Incorporation	B-
Exhibit “C” — Bylaws of Delaware Corporation	C-

By order of the Board of Directors

/Edward Steube/

Edward Steube
Chief Executive Officer and President
August __, 2007

EXHIBIT A
AGREEMENT AND PLAN OF MERGER
BETWEEN
PLANET BIOPHARMACEUTICALS, INC.
(a Delaware corporation),
AND
PLANET TECHNOLOGIES, INC.
(a California corporation)
     This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of ___, 2007, between Planet Biopharmaceuticals, Inc., a Delaware corporation (“Planet Biopharmaceuticals”), and Planet Technologies, Inc., a California corporation (“Planet Technologies”).
RECITALS
     WHEREAS, Planet Biopharmaceuticals is a corporation duly organized and existing under the laws of the State of Delaware;
     WHEREAS, Planet Technologies is a corporation duly organized and existing under the laws of the State of California; and
     WHEREAS, the Board of Directors of Planet Biopharmaceuticals and the Board of Directors of the Planet Technologies deem it advisable to merge Planet Technologies with and into Planet Biopharmaceuticals so that Planet Biopharmaceuticals is the surviving corporation on the terms provided herein (the “Merger”).
     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
MERGER
     1.1 The Merger. After satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, and subject to the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the California Corporation Code (the “CCC”), Planet Technologies will merge with and into Planet Biopharmaceuticals and Planet Biopharmaceuticals shall file a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the provisions of the DGCL and Articles of Merger with the California Secretary of State in accordance with the provisions of CCC and shall make all other filings or recordings required by Delaware or California law in connection with the Merger. The Merger shall become effective upon the later filing of such Certificate of Merger with the Secretary of State of the State of Delaware or of such Articles of Merger with the California Secretary of State or at such later time as may be provided for in such Certificate of Merger or Articles of Merger (the “Effective Time”). Upon the Effective Time, the separate corporate existence of Planet Technologies shall cease and Planet Biopharmaceuticals shall be the surviving corporation (the “Surviving Corporation”).
     1.2 Conditions to the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver (except as provided in this Agreement) of the following conditions:
          (a) This Agreement shall have been adopted by the sole stockholder of Planet Biopharmaceuticals, in accordance with the requirements of the DGCL and the Certificate of Incorporation and By-laws of Planet Biopharmaceuticals; and

          (b) This Agreement shall have been adopted by holders of at least a majority of all the votes entitled to be cast thereon of Planet Technologies in accordance with the requirements of the CCC and the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of Planet Technologies.
     1.3 Transfer, Conveyance and Assumption. At the Effective Time, Planet Biopharmaceuticals shall continue in existence as the Surviving Corporation and, without further transfer, succeed to and possess all rights, privileges, powers and franchises of Planet Biopharmaceuticals, and all of the assets and property of whatever kind and character of Planet Technologies shall vest in Planet Biopharmaceuticals, as the Surviving Corporation, without further deed; thereafter, Raser Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of Planet Technologies, and any claim or judgment against Planet Technologies may be enforced against Planet Biopharmaceuticals, as the Surviving Corporation, in accordance with applicable provisions of the DGCL and the CCC.
     1.4 Certificate of Incorporation; Bylaws.
          (a) At the Effective Time, the Certificate of Incorporation of Planet Biopharmaceuticals as in effect immediately prior to the Effective Time shall be amended in its entirety as set forth in Exhibit A hereto, and, as so amended, shall be the Certificate of Incorporation of the Surviving Corporation.
          (b) At the Effective Time, the By-laws of Planet Biopharmaceuticals as in effect immediately prior to the Effective Time shall be amended in its entirety as set forth in Exhibit B hereto, and, as so amended, shall be the By-laws of the Surviving Corporation.
     1.5 Directors and Officers of the Surviving Corporation. At the Effective Time, the directors and officers of Planet Technologies serving as directors or officers of Planet Technologies immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.
ARTICLE II
CONVERSION OF STOCK
     2.1 Conversion of Stock.
          (a) Each then-outstanding share of Common Stock of Planet Technologies (the “California Common Stock”) shall, by virtue of the Merger and without any action on the part of the holders thereof, be converted into one share of Common Stock of the Surviving Corporation (the “Surviving Common Stock”).
          (b) Each then-outstanding share of Common Stock of Planet Biopharmaceuticals shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled for no consideration.
2.2 Options and Warrants.
          (a) Each then-outstanding option to purchase shares of California Common Stock (each, an “Option”) shall be converted into one option to purchase, on the same terms and conditions as were applicable under such Option at the Effective Time, such number of shares of Surviving Common Stock as is equal to the number of shares of California Common Stock that were subject thereto. All terms and conditions of each Option shall otherwise remain unchanged.
          (b) Each then-outstanding warrant to purchase shares of California Common Stock (each, a “Warrant”) outstanding immediately prior to the Effective Time shall be converted into one warrant to purchase, on the same terms and conditions as were applicable under such Warrant at the Effective Time, such number of shares of Surviving Common Stock as is equal to the number of shares of California Common Stock that were subject thereto. All terms and conditions of each Warrant shall otherwise remain unchanged.

     2.3 Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock of Planet Technologies shall be deemed for all purposes to evidence ownership of and to represent the shares of Planet Biopharmaceuticals in which the shares of Planet Technologies represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and any other distributions upon the shares of Planet Biopharmaceuticals represented by such outstanding certificate as provided above.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of Planet Biopharmaceuticals. Planet Biopharmaceuticals hereby represents and warrants that it:
          (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;
          (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary;
          (c) is not in violation of any provisions of its Certificate of Incorporation or By-laws; and
          (d) has full corporate power and authority to execute and deliver this Agreement and, assuming the adoption of this Agreement by the sole stockholder of Planet Biopharmaceuticals in accordance with the DGCL and its Certificate of Incorporation and By-laws, to consummate the Merger and the other transactions contemplated by this Agreement.
     3.2 Representations and Warranties of Planet Technologies. Planet Technologies hereby represents and warrants that it:
          (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;
          (b) is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;
          (c) is not in violation of any provisions of its Amended and Restated Articles of Incorporation or Amended and Restated Bylaws; and
          (d) has full corporate power and authority to execute and deliver this Agreement and, assuming the adoption of this Agreement by the shareholders of Planet Technologies in accordance with the CCC and its Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, to consummate the Merger and the other transactions contemplated by this Agreement.
ARTICLE IV
TERMINATION
     4.1 Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by either the Board of Directors of Planet Biopharmaceuticals or the Board of Directors of Planet Technologies, notwithstanding the adoption of this Agreement by the sole stockholder of Planet Biopharmaceuticals or the shareholders of Planet Technologies.

ARTICLE V
FURTHER ASSURANCES
     5.1 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further assignment, conveyance or assurance in law or any other acts are necessary or desirable to (i) vest, perfect or confirm in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of Planet Technologies acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger, or (ii) otherwise carry out the purposes of this Agreement, Planet Technologies and its proper officers shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in the Surviving Corporation and otherwise carry out the purposes of this Agreement; and the officers and directors of the Surviving Corporation are fully authorized in the name of Planet Technologies or otherwise to take any and all such action.
ARTICLE VI
MISCELLANEOUS
     6.1 Amendment. At any time prior to the Effective Time, this Agreement may be amended, modified or supplemented by the Board of Directors of Planet Biopharmaceuticals and the Board of Directors of Planet Technologies, whether before or after the adoption of this Agreement by the sole stockholder of Planet Biopharmaceuticals and the shareholders of Planet Technologies; provided, however, that after any such adoption, there shall not be made any amendment that by law requires the further approval by such sole stockholder of Planet Biopharmaceuticals or the shareholders of Planet Technologies without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of Planet Biopharmaceuticals and Planet Technologies.
     6.2 No Waivers. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
     6.3 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.
     6.4 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware.
     6.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     6.6 Entire Agreement. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.
[SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.

PLANET BIOPHARMACEUTICALS, INC.,
a Delaware corporation

/s/ By: Edward J. Steube
Title: President

PLANET TECHNOLOGIES, INC.,
a California corporation

/s/ By: Edward J. Steube
Title: Chief Executive Officer

CERTIFICATE OF THE SECRETARY
OF
PLANET BIOPHARMACEUTICALS, INC.
     The undersigned, being the Secretary of Planet Biopharmaceuticals, Inc., a Delaware corporation (“Planet Biopharmaceuticals”), does hereby certify pursuant to Section 252 of the General Corporation Law of the State of Delaware that the sole stockholder of Planet Biopharmaceuticals duly adopted this Agreement and Plan of Merger by a written consent to action without a meeting pursuant to and in accordance with Section 228 of the General Corporation Law of the State of Delaware.

/s/

Name:	Francesca DiNota

Title: Secretary
Date: , 2007

EXHIBIT B
CERTIFICATE OF INCORPORATION
OF
PLANET BIOPHARMACEUTICALS, INC.
ARTICLE I
     The name of this corporation is “Planet Biopharmaceuticals, Inc.”
ARTICLE II
     The duration of this corporation is perpetual.
ARTICLE III
     The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.
ARTICLE IV
     The total number of shares of stock which this corporation is authorized to issue is 50,000,000 shares, consisting of 5,000,000 shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”), and 45,000,000 shares of Common Stock, par value $.01 per share (the “Common Stock”).
     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (the “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:
(a)	The designation of the series, which may be by distinguishing number, letter or title;

(b)	The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(c)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(d)	Dates at which dividends, if any, shall be payable;

(e)	The redemption rights and price or prices, if any, for shares of the series;

(f)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(g)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of this corporation;

(h)	Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of this corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(i)	Restrictions on the issuance of shares of the same series or of any other class or series; and

(j)	The voting rights, if any, of the holders of shares of the series.
     The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.
     This corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not this corporation shall have notice thereof, except as expressly provided by applicable law.
ARTICLE V
The registered office of the Surviving Corporation in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle 19801, and The Corporation Trust Center is the registered agent of the corporation at such address.
ARTICLE VI
     (1) The business and affairs of this corporation shall be managed by, or under the direction of, the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors constituting the entire Board of Directors shall be not less than five (5) nor more than nine (9), with the then-authorized number of directors being fixed from time to time by the Board of Directors.
     (2) Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.
ARTICLE VII
     The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine. Stockholders shall not have pre-emptive rights to acquire unissued shares of stock of this corporation. Nor shall stockholders be entitled to vote cumulatively for directors of the corporation.
ARTICLE VIII
     No contract or other transaction between this corporation and one or more of its directors or officers, or between this corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers, are directors or officers, or have a financial interest, shall be either void or voidable solely because of such relationship or interest, or solely because such director or officer is present at or participates in the meeting of the Board of Directors or a committee thereof which authorizes such contract or transaction, or solely because such director’s or officer’s votes are counted for such purpose if: (a) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or committee thereof, and the Board of Directors or committee thereof in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to such director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to this corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders.
     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves, or ratifies such contract or transaction.
ARTICLE IX
     The incorporator of the corporation is Robert W. Blanchard of Blanchard, Krasner & French, whose mailing address is 800 Silverado Street La Jolla, California 92037.

ARTICLE X
     Unless and except to the extent that the bylaws of this corporation shall so require, the election of directors of this corporation need not be by written ballot.
ARTICLE XI
     In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter or repeal the bylaws of this corporation.
ARTICLE XII
     A director of this corporation shall not be liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of this corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
ARTICLE XIII
     This corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

EXHIBIT C
BYLAWS
OF
PLANET BIOPHARMACEUTICALS, INC.
A Delaware Corporation
ARTICLE I
OFFICES
     Section 1. Principal Office. The principal office of the Corporation shall be 96 Danbury Road, Ridgefield, Connecticut 06877.
     Section 2. Registered Office. The registered office of the Corporation required by the Delaware General Corporation Law to be maintained in the State of Delaware may, but need not, be identical with the principal office, and the address of the registered office may be changed from time to time by the Board of Directors.
     Section 3. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
STOCKHOLDERS’ MEETINGS
     Section 1. Annual Meeting. The annual meeting of the holders of shares of each class or series of stock as are entitled to notice thereof and to vote thereat pursuant to applicable law for the purpose of electing directors and transacting such other proper business as may come before it shall be held in each year, commencing with the year 2007, at the principal office of the Corporation, or at such other time and place as may be designated by the Board of Directors. At the annual meeting, the stockholders shall elect a Board of Directors, consider reports of the affairs of the Corporation and transact such other business as may properly be brought before the meeting.
     Section 2. Special Meetings. In addition to such special meetings as are provided by law, special meetings of the holders of any class or series or of all classes or series of the Corporation’s stock for any purpose or purposes may be called at any time by the President, Vice President, Secretary, Assistant Secretary or the Board of Directors or by any stockholder or stockholders holding in the aggregate ten percent (10%) or more of the voting power of all stockholders, and may be held on such day, at such time and at such place as shall be designated by the Board of Directors.

     Section 3. Notice of Meetings and Adjourned Meetings. Except as otherwise provided by law, written notice of any meeting of stockholders shall be given either by personal delivery or by mail to each stockholder of record. Notice of each meeting shall be in such form as is approved by the Board of Directors and shall state the date, place and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, such written notice shall be given not less than 10 nor more than 60 days before the date of the meeting. Except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened, presence in person or by proxy of a stockholder shall constitute a waiver of notice of such meeting. Except as otherwise provided by law, the business that may be transacted at any such meeting shall be limited to and consist of the purpose or purposes stated in such notice. If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless additional notice is required by law or by the Certificate of Incorporation.
     Section 4. Quorum. Except as otherwise provided by law, the holders of a majority of the Corporation’s stock issued and outstanding and entitled to vote at a meeting, present in person or represented by proxy, without regard to class or series, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of shares of stock, present or represented by proxy, may adjourn any meeting from time to time without notice other than announcement at the meeting, except as otherwise required by law, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally called.
     Section 5. Organization. Meetings of the stockholders shall be presided over by the Chairman of the Board of Directors or, in the absence thereof, by the President or any Vice President, or in the absence of any of such officers, by a chairman to be chosen by a majority of the stockholders entitled to vote at the meeting who are present in person or by proxy. The Secretary or, in the absence thereof, any Assistant Secretary or any person appointed by the President shall act as secretary of all meetings of the stockholders.
     Section 6. Voting. Each stockholder of voting common stock of record, as determined pursuant to Section 7 of this Article II, shall be entitled to one vote, in person or by proxy, for each share of such stock registered in such holder’s name on the books of the Corporation. Election of directors need not be by written ballot, and, unless otherwise provided by law, no vote on any question before the meeting need be by ballot unless the Chairman of the meeting shall determine that it shall be by ballot or the holders of a majority of the shares of stock present in person or by proxy and entitled to participate in such vote shall so demand. In a vote by ballot, each ballot shall state the number of shares voted and the name of the stockholder or proxy voting. Except as otherwise provided by law or these Bylaws, all elections of directors and all other matters before the stockholders shall be decided by the vote of the holders of a majority of the shares of stock present in person or by proxy at the meeting and entitled to vote in the election or on the question. In the election of directors, votes shall not be cumulated.

     Section 7. Stockholders Entitled to Vote. Except as otherwise provided by law, the Board of Directors may fix a date not more than 60 days nor less than 10 days prior to the date of any meeting of stockholders, or in the case of corporate action by written consent in accordance with the terms of Section 9 of this Article II, not more than 60 days prior to such action, as a record date for the determination of the stockholders of voting common stock entitled to vote at such meeting and any adjournment thereof, or to act by written consent, and in such case only stockholders of record on the date so fixed shall be entitled to vote at such meeting and any adjournment thereof, or to act by written consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after such record date.
     Section 8. Order of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to the chairman to be in order.
     Section 9. Action by Written Consent. Unless otherwise provided by law, any action required or permitted to be taken by the stockholders or the Corporation may be taken without notice and an actual meeting if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Except as provided above, no action shall be taken by the stockholders by written consent.
     Section 10. Proxies. Every person entitled to vote or execute consents may do so either in person or by one or more agents authorized to act by a written proxy executed by the person or by one or more agents authorized to act by a written proxy executed by the person or such person’s duly authorized agent and filed with the Secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless otherwise provided in the proxy. The manner or execution, suspension, revocation, exercise and effect of proxies is governed by law.
     Section 11. Inspectors of Election. Before any meeting or shareholders, the Board of Directors may appoint any persons, other than nominees for office, to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or proxy shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
       These inspectors shall:

     (a) Determine the number of shares outstanding and the voting power of each, the shares represent at the meeting, the existence of a quorum, and the authenticity, validity, and effect of proxies;
     (b) Receive votes, ballots, or consents;
     (c) Hear and determine all challenges and questions in any way arising in connection with the right to vote;
     (d) Count and tabulate all votes or consents;
     (e) Determine when the polls shall close;
     (f) Determine the result; and
     (g) Do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.
ARTICLE III
DIRECTORS
     Section 1. Management. The property, affairs and business of the Corporation shall be managed by or under the direction of its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law or by these Bylaws directed or required to be exercised or done by the stockholders.
     Section 2. Number and Term. The authorized number of directors of the corporation shall be not less than a minimum of five (5) nor more than a maximum of nine (9) (which maximum number in no case shall be greater than two times said minimum, minus one) and the number of directors presently authorized is seven (7). The exact number of directors shall be set within these limits from time to time (a) by approval of the Board of Directors, or (b) by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by the written consent of shareholders pursuant to Section 13 herein above. Any amendment of these bylaws changing the maximum of minimum number of directors may be adopted only by the affirmative vote of a majority of the outstanding shares entitled to vote; provided, an amendment reducing the minimum number of directors to less than five (5), cannot be adopted if votes cast against its adoption at a meeting or the shares not consenting to it in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote.
     No reduction of the authorized number of directors shall remove any director prior to the expiration of such director’s term of office. Directors shall be elected at the annual meeting of the stockholders to serve for one year or until their successors are elected and have qualified. The term of office of the directors shall begin immediately after election. Elections for directors need not be by ballot unless a stockholder demands election by ballot at the election and before the voting begins, or unless these Bylaws so require. No director may be elected by written consent without a meeting of stockholders except by unanimous written consent of all shares entitled to vote for the election of the director. The authorized number of directors may be changed by amendment to this Section adopted by the vote or written consent of the stockholders entitled to exercise majority voting power.
     Section 3. Quorum and Manner of Action. At all meetings of the Board of Directors, a majority of the total number of directors holding office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or these Bylaws. If at any meeting of the Board of Directors there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained, and no further notice thereof need be given other than by announcement at such adjourned meeting. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.
     Section 4. Vacancies. Except as otherwise provided by law, in the case of any increase in the number of directors or of any vacancy in the Board of Directors, however created, the additional director or directors may be elected, or the vacancy or vacancies may be filled, by majority vote of the directors remaining on the whole Board although less than a quorum, or by the sole remaining director. If one or more directors shall resign, effective at a future date, such vacancy or vacancies shall be filled as provided herein. Except as otherwise provided by law, any director elected or chosen as provided herein shall serve for the unexpired term of office and until a successor is elected and qualified or until earlier resignation or removal. No reduction of the number of directors shall have the effect of removing any director prior to the expiration of the term of office.
     Section 5. Resignations. A director may resign at any time upon written notice of resignation to the Corporation. Any resignation shall be effective immediately upon receipt of notice thereof by the Corporation unless a certain effective date is specified therein, in which event it will be effective upon such date. Acceptance of any resignation shall not be necessary to make it effective.
     Section 6. Removals. Except as provided by the Certificate of Incorporation, any director may be removed with or without cause, and another person may be elected to serve for the remainder of such term by the holders of a majority of the shares of the Corporation entitled to vote in the election of directors. If any vacancy so created shall not be filled by the stockholders, such vacancy may be filled by the directors as provided in Section 4 of this Article III.
     Section 7. Annual Meetings. The annual meeting of the Board of Directors shall be held, if a quorum be present, immediately following each annual meeting of the stockholders at the place such meeting of the stockholders took place, for the purpose of organization and transaction of any other business that might be transacted at a regular meeting thereof, and no notice of such meeting shall be necessary. If a quorum is not present, such annual meeting may be held at any other time or place that may be specified in a notice given in the manner provided in Section 9 of this Article III for special meetings of the Board of Directors.
     Section 8. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at the principal office of the Corporation at such times as shall be determined from time to time by resolution of the Board of Directors or written consent of all the members of the Board, provided that meetings of the Board of Directors will in all events be held at least once each calendar quarter. Except as otherwise provided by law, any business may be transacted at any regular meeting of the Board of Directors.
     Section 9. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, the Secretary or by any director stating the purpose or purposes of such meeting. Notices of special meetings, if mailed, shall be mailed to each director not later than two days before the day the meeting is to be held or if otherwise given in the manner permitted by these Bylaws, not later than the day before such meeting. Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in any notice unless required by these Bylaws and, unless limited by law, any and all business may be transacted at a special meeting.
     Section 10. Conduct of Business. At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.
     Section 11. Place of Meetings. The Board of Directors may hold their meetings and have one or more offices, and keep the books of the Corporation, at any office or offices of the Corporation, or at any other place as they may from time to time by resolution determine.
     Section 12. Minutes of Meetings. Minutes of all meetings shall be taken and shall be kept in the minute book of the Corporation.
     Section 13. Compensation of Directors. Directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed honorarium or fee, and reimbursement of any expense of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed a like honorarium or fee for attending committee meetings.
     Section 14. Waiver of Notice. When the entire Board of Directors is present at any Board meeting, however called or noticed, and a written consent thereto is signed on the records of such meeting, or if a majority of the Board are present, and if those not present sign a written waiver of notice of such meeting, whether prior to or after the holding of such meeting, which waiver is then filed with the Secretary of the Corporation, the transactions thereof are as valid as if had at a meeting regularly called and noticed.
     Section 15. Action by Unanimous Written Consent. Unless otherwise restricted by law or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors.
     Section 16. Participation in Meetings by Telephone. Members of the Board of Directors may participate in a meeting of such Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such manner shall constitute presence in person at such meeting.
ARTICLE IV
COMMITTEES OF THE BOARD
     Section 1. Membership and Authorities. The Board of Directors may, by resolution adopted by the affirmative vote of a majority of the authorized directors, designate one or more directors to constitute an Executive Committee and such other committees as the Board may determine, each of which committees to the extent provided in such resolution or resolutions or in these Bylaws shall have and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Corporation, except in those cases where the authority of the Board of Directors is specifically denied to the Executive Committee or such other committee or committees by law or these Bylaws, and may authorize the seal of the Corporation to be affixed to all papers that may require it, but no such committee shall have the power or authority to (a) amend the Certificate of Incorporation; (b) adopt an agreement of merger or consolidation; (c) recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets; (d) recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution or (e) amend these Bylaws and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger under Section 253 of the Delaware General Corporate Law. The designation of an Executive Committee or other committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.
     Section 2. Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.

     Section 3. Minutes of Meetings. Each committee designated by the Board shall keep regular minutes of its proceedings and report the same to the Board when required.
     Section 4. Vacancies. Unless otherwise restricted by law, the Board of Directors may designate one or more of its members as alternate members of any committee who may replace any absent or disqualified member at any meeting of such committee. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of and to dissolve any committee.
     Section 5. Telephone Meetings. Members of any committee designated by the Board may participate in a meeting of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.
     Section 6. Action Without Meeting. Unless otherwise restricted by law or these Bylaws, any action required or permitted to be taken at any meeting of any committee designated by the Board may be taken without a meeting if all members of the committee consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of such committee.
ARTICLE V
OFFICERS
     Section 1. Number and Title. The elected officers of the Corporation shall be chosen by the Board of Directors. The Board of Directors shall elect a President, Chief Financial Officer (Treasurer) and a Secretary. The Board of Directors may also choose a Chairman of the Board, a Vice Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and one person may hold any two or more of these offices.
     Section 2. Term of Office; Vacancies. So far as is practicable, and except to the extent a written employment agreement is entered into with any such officer with a term in excess of one year, all elected officers shall be elected by the Board of Directors at the annual meeting of the Board of Directors in each year, and except as otherwise provided in this Article V, shall hold office until the next such meeting of the Board of Directors in the subsequent year and until their respective successors are elected and qualify or until their earlier resignation or removal. All appointed officers shall hold office at the pleasure of the Board of Directors. If any vacancy shall occur in any office, the Board of Directors may elect or appoint a successor to fill such vacancy for the remainder of the term.
     Section 3. Removal of Elected Officers. Except as restricted by the terms of a written employment agreement, any elected officer may be removed at any time, either for or without cause,

by the affirmative vote of a majority of the authorized directors, at any regular meeting or at any special meeting called for such purpose.
     Section 4. Resignations. Any officer may resign at any time upon written notice of resignation to the Board of Directors, or to the President or to the Secretary of the Corporation. Any resignation shall be effective immediately unless a date certain is specified for it to take effect, in which event it shall be effective upon such date, and acceptance of any resignation shall not be necessary to make it effective, irrespective of whether the resignation is tendered subject to such acceptance.
     Section 5. Chairman of the Board. The Chairman of the Board shall, if present, preside at all meetings of the Board of Directors and shall exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by these Bylaws.
     Section 6. President/Chief Executive Officer. The President shall perform whatever duties and shall exercise all powers that are given by the Board of Directors. The President shall be ex officio a member of all standing committees; shall have general and active management of the business of the Corporation; shall implement the general directives, plans and policies formulated by the Board of Directors and shall further have such duties, responsibilities and authorities as may be assigned by the Board of Directors. The President may sign, with any other proper officer, certificates for shares of the Corporation and any deeds, bonds, mortgages, contracts and other documents which the Board of Directors has authorized to be executed, except where required by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors, or these Bylaws, to another officer or agent of the Corporation. In the absence of the President, the President’s duties shall be performed and powers exercised by a Vice President of the Corporation as may have been designated by the President with the right reserved to the Board of Directors to make such designation or supersede any designation so made by the President.
     Section 7. Vice President. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, the Vice President designated by the Board of Directors, shall, upon request, perform all the duties of the President, and when so acting shall have all the power of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed by the Board of Directors or these Bylaws.
     Section 8. Secretary. The Secretary, if available, shall attend all meetings of the Board of Directors and all meetings of the stockholders and record the proceedings of the meetings in a book to be kept for that purpose and shall, upon request, perform like duties for any committee of the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors and committees thereof and shall perform such other duties incident to the office of Secretary or as may be prescribed by the Board of Directors or the President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, as well as any Assistant Secretary or other person whom the Board of Directors may designate, shall have authority to affix the same to any instrument requiring it, and when so affixed the seal may be attested by the Secretary’s signature or by the signature of any Assistant Secretary or other authorized person so affixing such seal.
     Section 9. Assistant Secretaries. Each Assistant Secretary shall have the usual powers and duties pertaining to such office, together with such other powers and duties as may be assigned by the Board of Directors, the President or the Secretary. The Assistant Secretary, or such other person as may be designated by the President, shall exercise the powers of the Secretary during that officer’s absence or inability to act.
     Section 10. Treasurer. The Treasurer shall have custody of and be responsible for the corporate funds and securities, keep full and accurate accounts of receipts and disbursements in the books of the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation and shall perform all other duties incident to the position of Treasurer, or as may be prescribed by the Board of Directors or the President. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of such office and for the restoration to the Corporation, in case of death, resignation, retirement or removal from office, of all books, papers, vouchers, monies and other property of whatever kind belonging to the Corporation and in the possession or under the control of the Treasurer.
     Section 11. Subordinate Officers. The Board of Directors may (a) appoint such other subordinate officers and agents as it shall deem necessary who shall hold their offices for such terms, have such authority and perform such duties as the Board of Directors may from time to time determine, or (b) delegate to any committee or officer the power to appoint any such subordinate officers or agents.
     Section 12. Salaries and Compensation. The salary or other compensation of officers shall be fixed from time to time by the Board of Directors. The Board of Directors may delegate to any committee or officer the power to fix from time to time the salary or other compensation of subordinate officers and agents appointed in accordance with the provisions of Section 11 of this Article V.
     Section 13. Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, any officer shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE VI
INDEMNIFICATION
     Section 1. Indemnification of Directors and Officers. (a) The Corporation shall indemnify and hold harmless any person who was or is a witness, a party or is threatened to be made a party to or involved in any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person or a person of whom such person is the legal representative is or was, at any time prior to or during which this Article VI is in effect, a director, officer, employee or agent of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, including service with respect to an employee benefit plan, whether the basis of such claim, action, suit, or proceeding is alleged action or inaction in an official capacity as a director, officer, employee or agent, against any liability, loss or expense (including attorneys’ fees), judgment, fine, penalty, excise tax pursuant to the Employee Retirement Income Security Act of 1974, amount paid in settlement and other liabilities actually and reasonably incurred or suffered by such person in connection with such claim, action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful. The termination of any claim, action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal action or proceeding, create a presumption that such person had reasonable cause to believe that his conduct was unlawful.
     (b) The Corporation shall indemnify and hold harmless any person who was or is a witness, a party or is threatened to be made a party to or involved in any threatened, pending or completed claim, action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person or a person of whom such person is the legal representative is or was, at any time prior to or during which this Article VI is in effect, a director, officer, employee or agent of the Corporation, or is or was, at any time prior to or during which this Article VI is in effect, serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, whether the basis of such claim, action, suit or proceeding is alleged action or inaction in an official capacity as a director, officer, employee or agent, against all expenses (including attorneys’ fees) and amounts paid in settlement, actually and reasonably incurred or suffered by such person in connection with the defense or settlement of such claim, action, suit or proceeding if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to the amounts paid in settlement, the settlement is determined to be in the best interests of the Corporation; provided that no indemnification shall be made under this subsection (b) in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence, recklessness or willful misconduct in the performance of his duty to the Corporation unless and only to the extent that the Delaware Court of Chancery, or other court of appropriate jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity of such expenses which the Delaware Court of Chancery, or other court of appropriate jurisdiction, shall deem proper.
     (c) Any indemnification under subsections (a) and (b) (unless ordered by the Delaware Court of Chancery or other court of appropriate jurisdiction) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors not parties to such claim, action, suit or proceeding, (2) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel, selected by the Board of Directors or (3) by the stockholders. In the event a determination is made under this subsection (c) that the director, officer, employee or agent has met the applicable standard of conduct as to some matters but not as to others, amounts to be indemnified may be reasonably prorated.
     (d) Notwithstanding the other provisions of this Article VI, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any claim, action, suit or proceeding referred to in subsection (a), or in defense of any issue or matter therein, such person shall be indemnified against all expenses (including attorney’s fees) actually and reasonably incurred in connection therewith.
     (e) The right of indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in appearing at, participating in or defending any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative, and shall be paid by the Corporation at reasonable intervals in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized by this Article VI.
     (f) It is the intention of the Corporation to indemnify the persons referred to in this Article VI to the fullest extent permitted by law with respect to any claim, action, suit or proceeding arising from events which occur at any time prior to or during which this Article VI is in effect. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be or become entitled to under any law, the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, or under any policy or policies of insurance purchased and maintained by the Corporation on behalf of any such person, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators or other legal representatives of such person.

     (g) The indemnification provided by this Article VI shall be subject to all valid and applicable laws and, if this Article VI or any of the provisions hereof or the indemnification contemplated hereby are found to be inconsistent with or contrary to any such valid laws, the latter shall be deemed to control and this Article VI shall be regarded as modified accordingly and, as so modified, shall continue in full force and effect.
ARTICLE VII
CORPORATE RECORDS AND REPORTS — INSPECTION
     Section 1. Records. The Corporation shall maintain adequate and correct accounts, books and records of its business and properties at its principal place of business in the State of Connecticut, as fixed by the Board of Directors from time to time.
     Section 2. Inspection of Books and Records. All books and records of the Corporation shall be open to the inspection of the Directors and stockholders from time to time and in the manner provided in Section 220 of the Delaware General Corporation Law.
     Section 3. Checks. All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness issued in the name of or payable to the Corporation shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.
     Section 4. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors no officer, agent or employee shall have any power or authority to bind the Corporation in any material matter by any contract or engagement or to pledge its credit to any significant extent or to render it liable for any material purpose or to any significant amount.
ARTICLE VIII
CERTIFICATES AND TRANSFER OF SHARES
     Section 1. Certificates for Shares. Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if the shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.
     Section 2. Transfer on the Books. Upon surrender to the Secretary or transfer agent by the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
     Section 3. Lost, Stolen or Destroyed Certificates. Where the holder of a share certificate claims that the certificate has been lost, stolen or destroyed, the holder shall deliver an affidavit of such facts to the Board of Directors and shall, if the directors require, give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of such certificate on the issuance of a new certificate thereof or whereupon a new certificate shall be issued in the same tenor and for the same number of shares as the one alleged to be lost, stolen or destroyed or if the owner so requests before the Corporation has notice that the shares represented by such certificate have been acquired by a bona fide purchaser.
     Where a share certificate has been lost, stolen or destroyed and the owner fails to notify the Corporation of that fact within a reasonable time after notice thereof, and the Corporation registers a transfer of the shares represented by the certificate before receiving such a notification, the owner is precluded from asserting against the Corporation any claim to a new certificate.
     If after the issue of a new certificate as a replacement for a lost, stolen or destroyed certificate, a bona fide purchaser of the original certificate presents it for registration of transfer, the Corporation must register the transfer unless registration would result in over-issue. In addition to any rights on the indemnity bond, the Corporation may recover the new certificate from the person to whom it was issued or any assignee thereof except a bona fide purchaser.
     Section 4. Transfer Agents and Registrars. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars which shall be an incorporated bank or trust company, either domestic or foreign, and which shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate.
     Section 5. Fixing Date for Determination of Stockholders of Record for Certain Purposes. (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of capital stock or notice of or participation in any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days prior to the date of payment of such dividend or other distribution or allotment of such rights or the date when any such rights in respect of any change, conversion or exchange of stock may be exercised or the date of such other action. In such case, only such stockholders of record on the date so fixed shall be entitled to receive any such dividend or other distribution or allotment of rights, or to exercise such rights or for any other purpose, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

     (b) If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
     Section 6. Registered Stockholders. Except as expressly provided by law or these Bylaws, the Corporation shall be entitled to treat registered stockholders as the only holders and owners in fact of the shares standing in their respective names, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof.
     Section 7. Transfer of Stock. Transfers of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the registered owners thereof, or by their legal representatives or their duly authorized attorneys, and upon such transfer the old certificates shall be surrendered to the Corporation by the delivery thereof to the person in charge of the stock transfer books and ledgers, by whom they shall be cancelled and new certificates shall thereupon be issued.
ARTICLE IX
CREDITORS
     Section 1. Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders of any class of them, any court of equitable jurisdiction within the state of Delaware may, on the application in a summary way of this Corporation, or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware code or on the application of trustees in dissolution of or any receiver or receivers appointed for this Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X
MISCELLANEOUS PROVISIONS
     Section 1. Corporate Seal. If one be adopted, the corporate seal shall have inscribed thereon the name of the Corporation and shall be in such form as may be approved by the Board of Directors. Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.
     Section 2. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.
     Section 3. Notice and Waiver of Notice. Whenever notice is required to be given to any director or stockholder under the provisions of applicable law, or of these Bylaws, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid (unless prior to the mailing of such notice he shall have filed with the Secretary a written request that notices intended for him be mailed to some other address in which case such notice shall be mailed to the address designated in the request), and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram, cable or other form of recorded communication or by personal delivery, telephone or electronic facsimile. Whenever notice is required to be given under any provision of law or these Bylaws, a waiver thereof in writing or by electronic facsimile or by telegraph, cable or other form of recorded communication, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice unless so required by these Bylaws.
ARTICLE XI
AMENDMENTS TO BYLAWS
     Section 1. By Stockholders. New Bylaws may be adopted or these Bylaws may be repealed or amended at the annual meetings, or any other meeting of the stockholders called for that purpose, by affirmative vote of stockholders entitled to exercise a majority of the voting power of the Corporation or by written assent of such stockholders.
     Section 2. Powers of Directors. Subject to the right of the stockholders to adopt, amend or repeal Bylaws, as provided in Section 1 of this Article X, the Board of Directors may adopt,

amend or repeal any of these Bylaws other than a Bylaw or amendment thereof changing the authorized number of directors.
     Section 3. Record of Amendments. Whenever an amendment or new Bylaw is adopted, it shall be copied in the book of Bylaws with the original Bylaws in the appropriate place. If any Bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written consent was filed shall be stated in such book.
Article XII
INCORPORATION BY REFERENCE
     Whenever any reference is made in these Bylaws to any legislative enactment whether law, statute or ordinance such enactment shall be deemed incorporated by reference herein.
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CERTIFICATE OF SECRETARY
     The undersigned hereby certifies that:
     (1) She is the duly elected and acting Secretary of Planet Biopharmaceuticals, Inc., a Delaware corporation; and
     (2) The foregoing Bylaws constitute the Bylaws of such corporation as duly adopted by the Board of Directors on ___, 2007.
     IN WITNESS WHEREOF, I have executed this Certificate of Secretary as of ___, 2007.

Francesca DiNota, Secretary

PLANET TECHNOLOGIES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 24, 2007
     The undersigned shareholder of Planet Technologies, Inc., a California corporation, hereby acknowledges the receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Planet Technologies, Inc. to be held on October 24, 2007 at 10:00 a.m., local time, and hereby appoints MICHAEL TRINKLE and SCOTT L. GLENN, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution, to vote all of the shares of stock of PLANET TECHNOLOGIES, INC. which the undersigned may be entitled to vote at such meeting, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.
UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR FOR ALL PROPOSALS AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.
MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW
MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS
PROPOSAL 1: Approval of reincorporation from California to Delaware.
☐      FOR
☐       AGAINST
☐       ABSTAIN
PROPOSAL 2: To elect directors to hold office until next Annual Meeting of Shareholders and until their successors are elected.
☐       FOR all nominees listed below (except as marked to the contrary below).
☐       WITHHOLD AUTHORITY to vote all nominees listed below.
Nominees: Scott L. Glenn, Eric B. Freedus, H.M. Busby, Michael Trinkle, Ellen Preston, Michael Walsh and Edward Steube.
To withhold authority to vote for any nominee(s), write such nominee(s)’ name(s) below:

PROPOSAL 3: To ratify the selection of J.H. Cohn LLP, as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2007.
☐       FOR
☐       AGAINST
☐       ABSTAIN
THIS PROXY HAS BEEN SOLICITED BY OR FOR THE BENEFIT OF THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY WRITTEN INSTRUCTIONS TO THAT EFFECT, SIGNED AND DATED BY ME, WHICH MUST BE ACTUALLY RECEIVED BY THE COMPANY PRIOR TO THE COMMENCEMENT OF THE ANNUAL MEETING.
     DATED:                     , 2007

Signature(s)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
THE DEADLINE FOR THE RETURN OF YOUR PROXY IS October 23, 2007